SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

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                              Furniture Brands International, Inc.
                    (Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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FURNITURE BRANDS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Furniture Brands International, Inc. will hold the annual meeting of its stockholders at 10:00 a.m. on Thursday, April 28, 2005, at the executive offices of Furniture Brands International, Inc., 101 South Hanley Road, 19th Floor, St. Louis, Missouri. The meeting will be held for the following purposes:

I.	to elect ten directors;

II.	to consider and act upon a proposal to adopt the Furniture Brands International, Inc. 2005 Long-Term Performance Bonus Plan;

III.	to consider and act upon a proposal to adopt the Furniture Brands International, Inc. Amended and Restated Restricted Stock Plan for Outside Directors;

IV.	to consider and act upon a proposal to re-adopt the Furniture Brands Executive Incentive Plan;

V.	to ratify the selection of independent registered auditors; and

VI.	to transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on March 1, 2005 will be entitled to receive notice of and to vote during the 2005 annual meeting and during any adjournment or adjournments thereof.

By order of the Board of Directors,

/s/ Robert L. Kaintz

Robert L. Kaintz
Secretary

St. Louis, Missouri, March 25, 2005

IMPORTANT

Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy form, and return it PROMPTLY in the enclosed envelope, which requires no postage if mailed in the United States.

PROXY STATEMENT

        Furniture Brands International, Inc. ("Company"), 101 South Hanley Road, St. Louis, Missouri 63105 is furnishing this proxy statement in connection with the solicitation of proxies on behalf of the Board of Directors ("Board") of the Company for use during the 2005 annual meeting of stockholders and at any adjournments thereof. The meeting will be held for the purposes set forth in the accompanying notice of annual meeting of stockholders. The Company expects to mail the notice of meeting, this proxy statement and the form of proxy to stockholders on or about March 25, 2005. With this proxy statement, the Company is mailing to all registered stockholders a copy of the Company's Annual Report containing financial statements for the year ended December 31, 2004.

Who May Vote

        Stockholders of record at the close of business on March 1, 2005 ("record date") are entitled to vote during the 2005 annual meeting and may cast one vote for each share of the Company's common stock ("Common Stock") held on the record date on each matter that may properly come before the meeting. On the record date there were 53,253,816 shares of Common Stock issued and outstanding.

How You May Vote

        You may vote in person by attending the meeting or by mail by completing and returning a proxy. To vote your proxy by mail, mark your vote on the enclosed proxy form and then follow the instructions on the form. Shares represented by proxy will be voted as directed on the proxy form and, if no direction is given, will be voted as follows:

1.	FOR all the persons nominated by the Board as directors;
2.	FOR the proposal to adopt the Furniture Brands International, Inc. 2005 Long-Term Performance Bonus Plan;
3.	FOR the proposal to adopt the Furniture Brands International, Inc. Amended and Restated Restricted Stock Plan for Outside Directors;
4.	FOR the proposal to re-adopt the Furniture Brands Executive Incentive Plan;
5.	FOR the proposal to ratify selection of independent registered auditors; and
6.	In the best judgment of the persons named in the proxies on such other matters that may properly come before the meeting.

Vote Required

        The holders of a majority of the issued and outstanding shares of Common Stock must be present or represented at the meeting for there to be a quorum for the conduct of business. If a quorum is present and/or represented at the meeting, then the ten nominees for director who receive the highest numbers of votes of the votes cast will be elected. A majority of the votes cast will be required to adopt the Furniture Brands International, Inc. 2005 Long-Term Performance Bonus Plan, to adopt the Furniture Brands International, Inc. Amended and Restated Restricted Stock Plan for

Outside Directors, to re-adopt the Furniture Brands Executive Incentive Plan, to ratify the selection of independent registered auditors and to take action on such other matters as may properly come before the meeting. Shares represented by proxies which are marked "withhold" as applied to voting for directors or "abstain" as to deny discretionary authority on any other matters will be counted as shares present for purposes of determining the presence of a quorum. Such shares, as well as votes withheld by brokers in the absence of instructions from street-name holders (broker non-votes) will be treated as shares present and entitled to vote, which will have the same effect as a vote against any such matters.

How You May Change Your Vote

        Any proxy given by a stockholder may be revoked at any time prior to its use by execution of a later dated proxy, by a personal vote at the meeting, or by written notice to the Secretary of the Company.

Solicitation of Proxies

        The Company will bear the cost of the solicitation, which will consist primarily of printing, postage and handling, including the expenses of brokers, nominees and other fiduciaries in forwarding proxy materials to beneficial owners. Directors, officers and other employees of the Company may also solicit proxies personally or by telephone. In addition, the Company has engaged Morrow & Co. to assist in the solicitation from brokers, bank nominees and institutional holders for a fee of $7,000 plus out-of-pocket expenses.

Security Ownership

        Table 1 below sets forth information based on Schedule 13G reporting beneficial ownership, including sole voting and investment power except as otherwise indicated, of more than 5% of the Common Stock, as of December 31, 2004.

TABLE 1

		Shares
		Beneficially	Percent of
Name and Address	Class of Stock	Owned (a)	Class (a)

Masco Corporation	Common	4,040,000	7.6%
21001 Van Born Road
Taylor, MI 48180

Artisan Partners Limited Partnership (b)	Common	4,053,200	7.6%
875 East Wisconsin Avenue, Suite 800
Milwaukee, WI 53202

Capital Group International, Inc. (c)	Common	4,087,320	7.7%
11100 Santa Monica Blvd
Los Angeles, CA 90025

_________________

(a)

Shares beneficially owned are as defined by Securities and Exchange Commission ("SEC") Rule 13d-3 which provides in part that persons are deemed the beneficial owners of securities if they have or share the power to vote or dispose of the securities.

(b)	Also included as reporting persons are Artisan Investment Corporation, Andrew A. Ziegler and Carlene Murphy Ziegler, who share voting and investment power as to 4,053,200 shares.

(c)	Sole voting power as to 3,358,320 shares and sole investment power as to 4,087,320 shares.

_________________

        Table 2 below sets forth information regarding the beneficial ownership of Common Stock by directors, nominees for directors, executive officers named in the Summary Compensation Table below ("Named Executive Officers"), and all directors and executive officers as a group (19 persons) as of January 31, 2005. Except as noted below, all such persons possessed sole voting and investment power with respect to the shares listed. An asterisk (*) in the column listing the percentage of class indicates that the person beneficially owned less than 1% of the Common Stock as of January 31, 2005.

TABLE 2

		Shares
Directors, Nominees		Beneficially
For Directors and	Class of	Owned,		Percent of
Named Executive Officers	Stock	(a)(b)(c)(d)		Class

K. B. Bell	Common	10,487		*

D. R. Burgette	Common	241,476		*

R. C. Spak	Common	89,525		*

J. T. Foy	Common	247,701		*

W. G. Holliman	Common	632,650		1.2%

D. P. Howard	Common	165,975		*

J. R. Jordan, Jr	Common	4,214		*

D. E. Lasater	Common	15,758		*

L. M. Liberman	Common	41,815		*

R. B. Loynd	Common	113,787		*

B. L. Martin	Common	3,860		*

A. B. Patterson	Common	6,937		*

A. E. Suter	Common	15,487		*

Directors and
Executive Officers
as a Group
(19 persons)	Common	1,901,930	(e)	3.5%

_________________

(a)

Shares beneficially owned are as defined by SEC Rule 13d-3 which provides in part that persons are deemed the beneficial owners of securities if they have or share the power to vote or dispose of the securities or if they have the right to acquire the securities within the next sixty days. Accordingly included in shares beneficially owned are shares of Common Stock that may be purchased upon exercise of exercisable stock options within 60 days of December 31, 2004, and such shares as may be so purchased were deemed to be issued and outstanding for purposes of calculating percentages of issued and outstanding shares.

(b)

The shares listed as beneficially owned by Mr. Burgette consist of 6,276 shares and exercisable stock options to purchase 235,200 additional shares; the shares listed as beneficially owned by Mr. Foy consist of 21,251 shares and exercisable stock options to purchase 226,450 additional shares; the shares listed as beneficially owned by Mr. Holliman consist of 87,400 shares and exercisable stock options to purchase 545,250 additional shares; the shares listed as beneficially owned by Mr. Spak consist of 2,000 shares and exercisable stock options to purchase 87,525 additional shares; the shares listed as beneficially owned by Mr. Liberman and Mr. Loynd include 14,828 and 95,000 shares, respectively, held in trust; the shares listed as beneficially owned by Mr. Howard consist of 28,000 shares and exercisable stock options to purchase 137,975 additional shares.

(c)

10,487 shares held by each of Ms. Bell and Messrs. Lasater, Liberman and Suter; 7,387 shares held by Mr. Loynd; 3,860 shared held by Mr. Martin; 3,714 shares held by Mr. Jordan and 1,937 shares held by Mr. Patterson are shares of restricted stock issued pursuant to the Company's Restricted Stock Plan for Outside Directors.

(d)

9,000 shares held by Mr. Foy; 4,000 shares held by Mr. Burgette; 3,000 shares held by Mr. Howard and 2000 shares held by Mr. Spak are shares of restricted stock issued pursuant to the Company's 1999 Long-Term Incentive Plan.

(e)

The shares listed as beneficially owned by directors and executive officers as a group consist of 398,305 shares (of which 91,179 are restricted shares) and exercisable stock options to purchase 1,503,625 additional shares.

I.	ELECTION OF DIRECTORS

Nominees

        Ten directors are to be elected during the 2005 annual meeting to serve, subject to their earlier death, resignation or removal, for terms of one year ending at the 2006 annual meeting or until their successors are elected and qualify. Certain information regarding the ten nominees is presented below. Should any nominee become unable or unwilling to serve, an event not anticipated to occur, proxies (except proxies marked to the contrary) will be voted for another person designated by the Board unless the Board shall have reduced the number of directors to be elected.

Company
Name, Age, Principal Occupation	Director
or Position, Other Directorships	Since

Katherine Button Bell, 46	1997
Vice President and Chief
Marketing Officer of Emerson Electric Co.,
a manufacturer of electrical, electromechanical and
electronic products and systems

John T. Foy, 57	2004
President and Chief Operating Officer of the Company
Director of The Peoples Holding Company

Wilbert G. Holliman, 67	1996
Chairman of the Board and
Chief Executive Officer of the Company
Director of BancorpSouth, Inc.

Company
Name, Age, Principal Occupation	Director
or Position, Other Directorships	Since

John R. Jordan, Jr., 66	2003
Retired, formerly Vice Chairman of Price Waterhouse
(now PricewaterhouseCoopers)
Director of TIAA-CREF Trust Company and Fiduciary
Counselling, Inc.

Donald E. Lasater, 79	1970
Retired, formerly Chairman of the Board
and Chief Executive Officer of
Mercantile Bancorporation, Inc., a bank
holding company

Lee M. Liberman, 83	1985
Chairman Emeritus and currently a consultant to
Laclede Gas Company, a gas public utility,
of which he was formerly Chairman of the
Board and Chief Executive Officer

Richard B. Loynd, 77	1987
President of Loynd Capital Management and
currently Chairman of the Executive
Committee of the Board
Director of Joy Global Inc.

Bob L. Martin, 56	2003
Business consultant and retired President and Chief
Executive Officer of Wal-Mart International, the
international division of Wal-Mart Stores, Inc.,
Director of Sabre Holdings Corporation, The Gap, Inc.,
Edgewater Technologies, Inc. and Conn's Appliances, Inc.

Aubrey B. Patterson, 62	2004
Chairman of the Board and Chief Executive Officer of
BancorpSouth, Inc., a bank holding company
Director of BancorpSouth, Inc.

Albert E. Suter, 69	1997
Senior Advisor and Retired Vice Chairman and
Chief Operating Officer of Emerson Electric Co.,
a manufacturer of electrical, electromechanical and
electronic products and systems
Director of DeCrane Aircraft Holdings, Inc.

        Each of the director nominees has held the same position or other executive positions with the same employer during the past five years.

Section 16(a) Beneficial Ownership Reporting Compliance

        Based solely on a review of the copies of forms received by it and on written representations from certain reporting persons, the Company believes that during 2004, directors and executive officers complied with all Section 16(a) filing requirements.

Board of Directors and Committees

        In accordance with the rules of the New York Stock Exchange, the Board of Directors affirmatively determines the independence of each director and nominee for election as a director. The Board has adopted the independence guidelines set forth in the New York Stock Exchange listing standards. These guidelines are attached to this proxy statement as Appendix A. Based on these guidelines the Board of Directors has determined that the following members are independent: Katherine Button Bell, John R. Jordan, Jr., Donald E. Lasater, Lee M. Liberman, Richard B. Loynd, Albert E. Suter and Bob L. Martin.

        The Board has four standing committees: an Executive Committee, an Audit Committee, an Executive Compensation and Stock Option Committee and a Governance and Nominating Committee.

        The Executive Committee, which currently consists of Mr. Loynd, Chairman, and Messrs. Holliman, Lasater, Suter and Patterson, did not meet during the year ended December 31, 2004. The Executive Committee has the authority to exercise all of the powers of the Board of Directors while the Board of Directors is not in session, except that the Executive Committee does not have the authority to amend the By-Laws of the Company or to increase the size of, or to designate persons to fill vacancies on, the Board of Directors. The Executive Committee is also limited by Delaware law as it currently exists or as it may exist hereafter.

        The Audit Committee, which currently consists of four independent directors (Mr. Jordan, Chairman, Ms. Bell, and Messrs. Martin and Liberman) met eight times during the year ended December 31, 2004. The Committee assists the Board in the oversight of: (a) the integrity of the Company’s financial statements and internal control, (b) the Company’s compliance with legal and regulatory requirements, (c) the independent auditor’s qualifications, independence and performance, and (d) the performance of the Company’s internal audit function. The Committee also provides an avenue of communication among the independent auditor, the Internal Audit Department, management and the Board. The Audit Committee operates under a written charter adopted by the Board of Directors. The Board of Directors has also determined that all members of the Committee are financially literate and that Lee M. Liberman and John R. Jordan, Jr. are Audit Committee Financial Experts as that term is defined in the rule issued pursuant to the Sarbanes-Oxley Act of 2002.

        The Executive Compensation and Stock Option Committee, which currently consists of four independent directors (Mr. Suter, Chairman, Ms. Bell and Messrs. Lasater and Jordan), met six times during the year ended December 31, 2004. The Committee discharges the responsibilities of the Board relating to compensation of the Company’s Chief Executive Officer and other executives of the Company and its operating companies.

        The Governance and Nominating Committee, which currently consists of four independent directors (Mr. Lasater, Chairman, and Messrs. Loynd, Liberman and Martin) met four times during the year ended December 31, 2004. The Committee identifies and recommends nominees for election as directors individuals who are qualified to become Board members and develops and recommends to the Board corporate governance principles applicable to the Company.

        The Committee has a policy of considering director candidates recommended by stockholders provided that a stockholder submission of a nominee for director must be received by the Company’s Secretary not less than 120 calendar days before the calendar day and month of the mailing of the Company’s proxy statement in connection with the previous year’s annual meeting. The submission must include biographical information including, but not limited to, the proposed candidate’s name, age, business address, residence address, principal occupation or employment for the previous five years and the number of shares of common stock of the Company owned beneficially or of record.

        Director candidates are selected on the basis of their ability to make contributions to the Board and to the Company’s strategic plan. Selected candidates shall possess the following qualifications: (a) high personal and professional ethics, integrity, an inquiring and independent mind, practical wisdom and mature judgment; (b) broad training and experience at the policy making level in business, government, education and technology or in areas that are relevant to the Company’s activities; (c) expertise that is useful to the Company and complementary to the background and experience of the other Board members, so that an optimum balance of members on the Board can be achieved and maintained; (d) willingness to devote the required amount of time to carry out the duties and responsibilities of Board membership; (e) commitment to serve on the Board over a period of several years to develop knowledge about the Company’s principal operations; (f) willingness to represent the best interests of all stockholders and objectively appraise management performance; and (g) involvement in activities or interests that do not create a conflict with the director’s responsibilities to the Company and its stockholders. The Governance and Nominating Committee assesses the appropriate mix of skills and characteristics required of Board members in the context of the perceived needs of the Board at a given point in time.

        The Company’s Corporate Governance Guidelines and the charters of the Audit Committee, the Governance and Nominating Committee and the Executive Compensation and Stock Option Committee are available on the Company’s website at www.furniturebrands.com.

        There were five meetings of the Board during the year ended December 31, 2004, and all directors were present for at least 75% of the meetings of the Board and committees of the Board on which they served. The non-management directors have chosen Richard B. Loynd to preside at the regular meetings of non-management directors.

        The Board of Directors provides a process for stockholders to send communications to the Board as a whole or to individual directors. Stockholders should do so in writing addressed to the Governance and Nominating Committee Chairperson, c/o Furniture Brands International, Inc., 101 South Hanley Road, St. Louis, MO 63105. All appropriate stockholder correspondence will be forwarded to the Governance and Nominating Committee Chairperson. The Company will not, however, forward sales or marketing materials or correspondence not clearly identified as stockholder correspondence.

        All members of the Board of Directors are expected to attend the Annual Meeting of Stockholders. All members of the Board attended last year’s Annual Meeting.

Compensation of Board of Directors

        Each director who is not an employee of the Company or of a subsidiary of the Company is paid a monthly fee of $3,500 plus expenses, plus an annual award of restricted shares of Common Stock with a market value on the date of the award of $55,000. Such restricted stock does not vest for one year. Upon a director’s retirement, death or disability the shares will be distributed to the director free and clear of any restrictions. In addition, each director serving as Chairman of a committee of the Board is paid an additional monthly fee of $250. Such fees are not paid to directors who are employees of the Company or a subsidiary of the Company.

        Further, the Company has a retirement plan for non-employee directors. Under the plan, a director who is not an employee of the Company or of a subsidiary of the Company and who has reached age 62 or older and has served as a director for at least five years will, after termination of service as a director, receive for life a percentage of the monthly fee for directors in effect at the time of termination of service. Currently, only Messrs. Lasater and Liberman will qualify for benefits under this plan, and after termination of service as a director each will receive for life 100% of the monthly fee for directors in effect at the time of termination of service. Participation in and benefits under the plan have been frozen and there will be no further vesting or new participants added.

        Finally, each non-employee director who has not reached the age of 70 is entitled to receive on a non-contributory basis $100,000 of term life insurance pursuant to the Company’s group term life program.

Principal Auditor Fees and Services

        The following fees were paid to KPMG LLP, the Company’s independent registered auditors, for services rendered in 2003 and 2004 ($ in Thousands):

	2003	2004
Audit Fee	$ 880	$1,718
Audit Related Fees	51	52
Tax Fees	212	281
Total KPMG LLP Fees	$1,143	$2,051

        Audit Fees primarily represent amounts paid for the audit of the Company's annual financial statements and reviews of SEC Forms 10-Q and 10-K and for the audit of internal control over financial reporting.

        Audit Related Fees are related to audits of employee benefit plans.

        Tax Fees are for tax compliance and tax consulting.

        The Audit Committee pre-approves all audit and non-audit services (and related fees) provided by the Company's independent registered auditor, as outlined below. Should an engagement need pre-approval before the next Committee meeting, authority to grant such approval is delegated to the Audit Committee Chairman. Such approval will be reviewed with the entire Committee at the next quarterly meeting.

        Audit Fees

        Annually, the Committee reviews and approves the audit services and the estimated audit fees for the current fiscal year and approves any amounts exceeding the original estimates.

        Non-Audit Services and Fees

        Annually, and otherwise as necessary, the Committee reviews and approves all non-audit services and the estimated fees for such services for the current fiscal year. For recurring services such as employee benefit plans, tax compliance, internal control reviews, statutory filings and foreign export reporting and for non-recurring services such as tax or other consulting, the Committee reviews and approves the services and estimated fees by category of service and approves any amounts exceeding the original estimates.

Report of the Audit Committee

        We oversee the Company's financial reporting process on behalf of the Board of Directors. We operate under a written charter adopted by the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the Company's system of internal control. In fulfilling our oversight responsibilities, we reviewed and discussed the audited financial statements with management, including a discussion of the quality and the acceptability of the Company's financial reporting and control.

        We discussed with the independent registered auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of the Company's financial reporting and such other matters as are required to be discussed with the Committee under generally accepted auditing standards including Statement on Auditing Standards No. 61. In addition, we have discussed with the independent registered auditors the auditors' independence from management and the Company, including the matters in the auditors' written disclosures required by Independence Standards Board Standard No. 1.

        We also discussed with the Company's internal and independent registered auditors the overall scope and plans for their respective audits. We meet periodically with the internal and independent registered auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal control, and the overall quality of the Company's financial reporting.

        We have determined that the provision for services covered by fees other than audit fees is compatible with maintaining the principal accountant's independence.

        In reliance on the reviews and discussions referred to above, we recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission. We also evaluated and recommended to the Board the reappointment of KPMG LLP as the Company's independent auditors for fiscal year 2005.

        Submitted by the Audit Committee of the Furniture Brands International Board of Directors

John R. Jordan, Jr., Chairman	Bob L. Martin
Lee M. Liberman	Katherine Button Bell

Executive Compensation

        The following table shows compensation awarded to, earned by or paid to the Chief Executive Officer and the four most highly compensated executive officers of the Company other than the Chief Executive Officer who were serving at December 31, 2004.

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long-Term Compensation
				Awards
					Securities	All
				Restricted	Underlying	Other
Name and		Salary	Bonus	Stock	Options	Compensation
Position	Year	$	$	Awards $(a)	#	$(b)

Wilbert G. Holliman	2004	925,000	804,380	0	50,000	766
Chairman of the Board	2003	925,000	698,283	0	63,000	240,200
and Chief Executive Officer (c)	2002	925,000	899,651	0	0	179,908

John T. Foy	2004	518,013	528,482	149,800	30,000	200
President and Chief
Operating Officer (e)

Dennis R. Burgette	2004	368,133	197,903	0	29,000	4,325
President, Broyhill Furniture	2003	364,083	175,756	0	55,200	28,394
Industries, Inc. (d)	2002	346,648	228,788	206,400	19,400	29,663

Randall C. Spak	2004	176,548	364,191	0	15,000	0
President, Lane Furniture
Industries, Inc. (d)

David P. Howard	2004	342,112	169,465	0	24,400	200
Vice President, Treasurer and	2003	325,856	135,978	0	46,800	5,474
Chief Financial Officer (f)	2002	316,423	182,972	154,800	16,500	5,474

_________________

(a)

Based on the per share closing price of the Common Stock on the New York Stock Exchange on the date of grant of $29.96 for Mr. Foy and of $34.40 for Messrs. Burgette and Howard. At December 31, 2004, Messrs. Burgette, Foy, Spak and Howard held a total of 6,000, 11,000, 2,000 and 4,500 restricted shares, respectively. Based on the $25.05 per share closing price of the Common Stock on the New York Stock Exchange on December 31, 2004, these shares have an aggregate value of $150,300, $275,550, $50,100 and $112,725, respectively. Dividends have been and will be paid on these restricted shares.

(b)

Amounts shown for 2004 consist of the following: annual contribution to the Broyhill Furniture Industries, Inc. Profit Sharing Retirement Plan for Mr. Burgette of $4,225; life insurance imputed premium for Mr. Holliman of $566; and a matching contribution of $100 to a 401(k) savings plan for Mr. Burgette and $200 for Messrs. Holliman, Foy and Howard.

(c)

Mr. Holliman has an employment agreement with the Company for a term of three years beginning on January 1, 2005 and ending on December 31, 2007 at an annual salary of $925,000 with an annual target incentive bonus of 100% of base salary under the Furniture Brands Executive Incentive Plan. Mr. Holliman has the option, subject to approval of the Board of Directors, to extend for additional one-year terms. Upon his retirement, he will be entitled to a bonus payment of $1,000,000 per year for four years.

(d)

Mr. Burgette has an employment agreement with Broyhill Furniture Industries, Inc., beginning on January 1, 1999 and Mr. Spak has an employment agreement with Lane Furniture Industries, Inc. beginning on February 13, 2004. Each of these agreements is for one year from the date each is terminated other than for cause or as the result of death or disability. Each shall be entitled to receive his annual base salary on the date of termination and an amount equal to his average annual bonus for the three years prior to termination.

(e)

Mr. Foy has an employment agreement with the Company beginning on February 10, 2004 and ending on December 31, 2006 at an annual salary of $548,500 with an annual target incentive bonus of 100% of base salary under the Furniture Brands Executive Incentive Plan. Mr. Foy has the option, subject to approval of the Board of Directors, to extend for additional one-year terms.

(f)

On January 28, 2005, Mr. Howard resigned as Vice-President, Treasurer and Chief Financial Officer of the Company. His employment agreement was amended pursuant to his resignation. He will remain an employee of the Company at an annual salary of $337,325 with full benefits through January 31, 2007. He will receive a bonus of $169,465 for 2005 and 2006 and a pro-rated amount for January of 2007. Outstanding grants of stock options, performance-based options and restricted stock will vest in accordance with their terms.

_________________

Executive Compensation and Stock Option Committee
Report on Executive Compensation

        Among its responsibilities, the Executive Compensation and Stock Option Committee of the Furniture Brands International Board of Directors has oversight over the Company’s executive compensation programs and reviews and approves the compensation of the executive officers of the Company and the officers of its primary operating companies. The Committee consists entirely of independent, non-employee directors.

Our Compensation Philosophy

        In our deliberations, we are guided by certain fundamental considerations, including the need to attract and retain talented key executives, the need to provide both short- and long-term incentives to focus executive performance on the achievement of Company objectives, and the need to provide compensation opportunities that align executive compensation with the interests of the stockholders. Thus, compensation packages for senior executives are structured in accordance with three principles:

Total compensation will be targeted between the 50th and the 75th percentile when benchmarked against comparable positions in industry and when computed based on above-average performance;

Future base salary increases will be modest (in the 3.0% to 4.0% range) in the near term; and

Any additional compensation required to achieve the targeted percentile will be accounted for through the addition of bonus compensation and long-term incentive opportunities.

We make compensation decisions based on an analysis of the Company’s performance, an evaluation of comparative compensation information, and an evaluation of the performance of executive officers. The Company retains an independent executive compensation consultant to provide comparative compensation information and to provide expertise on various other matters that come before the Committee. The Company’s performance is evaluated on the basis of criteria such as sales, earnings, return on assets and cumulative net cash from operations.

Proposals Approved by Stockholders

        In furtherance of these objectives, at the 1999 Annual Meeting of Stockholders and at our request the stockholders approved the 1999 Long-Term Incentive Plan and an amendment to the Furniture Brands Executive Incentive Plan. The Plan and the amendment to the Executive Incentive Plan enabled the Committee to accomplish two purposes: (1) to tie a larger percentage of senior executives’ cash compensation to Company performance, and (2) to tie an increasing amount of senior executives’ total compensation to the market price of the Company’s common stock. We believe these changes enable us to continue to focus senior executives on stockholder return and more closely align the interests of the executives with your interests.

Employment Agreement with Mr. Holliman

        On October 1, 1996, upon his assuming the duties of President and Chief Executive Officer, the Company entered into an employment agreement with Mr. Holliman for the period October 1, 1996 through September 30, 1999. In January 1999, the Committee approved a new employment agreement with Mr. Holliman which provided for Mr. Holliman’s continued employment through December 31, 2001, with the option (subject to Board approval) to extend for additional one year terms upon notice given not less than 15 months (now 14 months) prior to the then-expiring term. On September 28, 2001, October 1, 2002, October 1, 2003 and October 28, 2004, Mr. Holliman gave notice of his desire to extend his term until December 31, 2003, December 31, 2004, December 31, 2005 and December 31, 2007, respectively, and the Board approved these extensions.

Salaries for 2004

        Early in 2004 we reviewed base salaries for all Named Executive Officers, including Mr. Holliman. Mr. Holliman’s base salary remained at $925,000 in accordance with the terms of his employment agreement. The increase in annual salary rates for all other Named Executive Officers as a group were based on recommendations of Mr. Holliman and were designed to adjust for inflation.

Bonus Compensation for 2004

        Existing annual incentive plans for key personnel (including Mr. Holliman and other Named Executive Officers) were continued in effect during 2004. Those plans utilized sales and earnings as objectives, with earnings weighted more heavily. Under the provisions of the plan applicable in 2004 to key personnel based at the corporate offices (including Mr. Holliman), plan participants could earn a bonus equal to percentages of their base salaries depending totally upon the Company’s degree of achievement against budgeted objectives (sales and net earnings). Mr. Holliman’s target bonus percentage was 100%. Target percentages were payable when objectives were met; lower or greater percentages (to a maximum of 125% of target and a minimum of 35% of target) were payable for degrees of achievement below or above budgeted objectives.

        For 2004, Mr. Holliman earned a bonus of $804,380 under the Furniture Brands Executive Incentive Plan. That bonus was based on 100% of his base salary ($925,000) multiplied by the percentage of achievement against target objectives (96.65% on sales and 83.73% achievement on net earnings, for a blended rate of 86.96%).

Long-Term Incentive Awards in 2004

        We believe management ownership of a significant equity interest in the Company is a major incentive in building stockholder value and aligning the long-term interests of management with those of the stockholders. With this in mind in 1999 we implemented the 1999 Long-Term Incentive Plan. This Plan enabled us to tie an increasing amount of senior executives’ total compensation to the market price of the Company’s common stock, and to more closely align the interests of the executives with your interests.

        With the assistance of our executive compensation consultants, we structured a program of awards of long-term incentives. Subject to the discretion of the Committee, this program called for the following types of awards:

Awards of Restricted Stock with a restriction period to end after three years with respect to one-third of the award, four years with respect to the second one-third, and five years with respect to the final one-third. These awards were only granted to executive officers at Furniture Brands International and the Chief Executive Officers of the primary operating companies (currently eleven persons). Only ten percent of each participant’s long-term incentive opportunity was represented by these awards. The Committee has made awards of Restricted Stock every three years. For 2005, the Committee has determined to replace awards of Restricted Stock with awards of Performance Cash, as hereinafter described.

Awards of performance-based stock options, with the term of the option being linked to the Company’s achievement against a target cumulative earnings per share figure for the three-year period following the award. These awards were granted to executive officers at Furniture Brands International and senior-level officers of its operating companies (currently 26 persons). Forty percent of a participant’s long-term incentive opportunity was represented by these awards. The Committee has made awards of performance-based options every other year. For 2005, the Committee has determined to replace awards of performance-based options with awards of Performance Cash, as hereinafter described.

Awards of stock options. Annual grants will be made to persons who are officers of Furniture Brands International or of its operating companies (currently 88 persons), and periodic awards will be made to other employees who are not officers but who make a meaningful contribution to the increased value of the Company (currently 34 persons).

        Pursuant to this grant structure, in January 2004, Messrs. Burgette, Foy, Spak and Howard received 29,000, 30,000, 15,000 and 24,400 regular stock option grants at $29.96 per share. Also, in January 2004, Mr. Holliman, as consideration for his extending his employment period through 2005, received an additional 50,000 stock option grant at $29.96 per share. All grants were at the market price on the date of grant. We determined the size and terms of all awards subjectively based on the position, responsibilities and individual performance of Messrs. Holliman, Burgette, Foy, Spak and Howard.

Limits on Tax Deductibility of Executive Compensation

        Under Section 162(m) of the Internal Revenue Code, the Company is generally precluded from deducting compensation in excess of $1 million per year for its Chief Executive Officer and any of its next four highest-paid executive officers (“Named Executive Officers”), unless the payments are made under qualifying performance-based plans. In years prior to 1997, in circumstances in which compensation may have exceeded that amount, any such compensation was deferred under the terms of a written agreement.

        In 1995, the Board of Directors adopted, and at the 1997 Annual Meeting you approved, the Furniture Brands Executive Incentive Plan. Under the Plan, we have awarded executive officers that we select a bonus conditioned upon their obtaining objective performance criteria that we establish. In 2004, the only Named Executive Officers who participated in the Plan were Messrs. Holliman, Howard and Foy.

        We generally intend to pursue a strategy of maximizing the deductibility of compensation paid to executives. This includes applying the Furniture Brands Executive Incentive Plan and similar plans at the Furniture Brands International operating companies, to executives whose compensation for a given year can reasonably be expected to exceed $1 million.

New Long-Term Compensation Plan

        The Company’s proposed 2005 Long-Term Performance Bonus Plan is intended to replace the award of performance stock option grants and restricted stock under the Company’s 1999 Long-Term Incentive Plan. For 2005, long-term compensation awards under the Plan are proposed to be a mix of stock options and “Performance Cash” (cash bonuses with payout tied to long-term company performance). Payment of Performance Cash granted for 2005 will not be made until the year 2008. Payment will be made at that time only if certain business targets have been reached for the period 2005-2007. This proposed change is designed to create a balanced long-term compensation plan by tying a portion of the long-term compensation to stock performance and a portion to the Company’s business performance, thereby providing individuals with incentives that have a more comprehensive link to long-term value creation.

        Targeted long-term compensation levels under the 2005 Long-Term Performance Bonus Plan for each individual will be awarded annually based on competitive market pay levels for each executive position and an individual’s specific job performance. Long-term compensation will contain stock options or other stock-based awards and Performance Cash in percentages based on the Committee’s recommendations. Performance Cash may be payable in whole or in part in full value shares of the Company’s common stock.

        The 2005 Performance Cash awards have been tied to the Company’s performance as measured by applying to a target bonus amount the appropriate percentage determined by pretax return on net assets in 2007 and three-year cumulative net cash from operations (net of capital expenditures) during the performance period.

        The Company anticipates that awards of Performance Cash will be granted annually. Any payment of Performance Cash will occur after the end of the performance period and will be contingent upon specific business targets being met at the end of the performance period, with the targets being set at the time of the grant of the Performance Cash award. The performance period may not be less than one year and will generally be three years unless the Committee determines otherwise.

Conclusion

        We believe the Furniture Brands International compensation programs are well structured and will serve your interests as stockholders. These programs allow the Company to attract, retain and motivate exceptional management talent and to compensate executives in a manner that reflects their contribution to both the short- and long-term performance of the Company. We will continue to emphasize performance-based compensation programs that we believe positively affect stockholder value.

        Submitted by the Executive Compensation and Stock Option Committee of the Furniture Brands International Board of Directors.

Albert E. Suter, Chairman	John R. Jordan, Jr.
Katherine B. Bell	Donald E. Lasater

Stock Options

        The following table contains information concerning stock option grants made during the year ended December 31, 2004, pursuant to the Furniture Brands 1999 Long-Term Incentive Plan ("1999 Plan").

OPTION GRANTS IN LAST FISCAL YEAR

	Number of	% of	Exercise		Potential Realizable Value at Assumed
	Securities	Total	Or		Annual Rates of Stock Price Appreciation
	Underlying	Options Granted	Base		for Option Term (b)
	Options	to Employees	Price	Expiration
Name	Granted #(a)	In Fiscal Year	($/Sh)	Date	5% ($)	10% ($)

W. G. Holliman	50,000	8.7%	29.96	01/29/14	942,085	2,387,425

J. T. Foy	30,000	5.2%	29.96	01/29/14	565,251	1,432,455

D. R. Burgette	29,000	5.1%	29.96	01/29/14	546,409	1,384,707

R. C. Spak	15,000	2.6%	29.96	01/29/14	282,626	716,228

D. P. Howard	24,400	4.3%	29.96	01/29/14	459,737	1,165,063

_________________

(a)

The grants become exercisable in cumulative installments and at various dates during 2005-2008, subject to provisions of the 1999 Plan that would accelerate the exercisability in the event of a change of control of the Company. As defined, a change of control includes an acquisition by a person or group of 20% or more of the Common Stock or combined voting power, a change in the composition of at least a majority of the Board, or stockholder approval of a reorganization, merger or consolidation resulting in former stockholder’s retaining 50% or less of the combined voting power.

(b)

The value, if any, one may realize upon exercise of a stock option depends on the excess of the then current market value per share over the exercise price per share. There is no assurance that the values to be realized upon exercise of the stock options listed above will be at or near the amounts shown.

_________________

        The following table contains information concerning stock options exercised during the year ended December 31, 2004 and unexercised stock options held as of December 31, 2004 pursuant to the 1992 and 1999 Plans.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FY-END OPTION VALUES

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
			Options at FY-End		at FY-End (a)
	Shares Acquired	Value
	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Name	#	$	#	#	$	$

W.G. Holliman	50,000	755,250	545,250	97,750	4,095,029	155,254

J. T. Foy	48,700	611,363	200,075	94,825	985,447	179,226

D. R. Burgette	42,100	428,122	208,800	94,400	1,644,631	180,705

R. C. Spak	10,900	91,553	76,025	42,275	398,681	75,568

D. P. Howard	60,000	745,088	115,650	79,850	311,207	153,183

_________________

(a)	Based on the $25.05 per share closing price of the Common Stock on the New York Stock Exchange on December 31, 2004.

_________________

Retirement Plans

        Messrs. Holliman, Foy and Howard are participants in that segment of the Furniture Brands Retirement Plan which applies to corporate office employees. The plan is a noncontributory, defined benefit pension plan designed to provide retirement benefits upon normal retirement at age 65. Covered remuneration is base salary and incentive compensation and, based on straight life annuity, annual benefits at normal retirement are equal to the sum of 1.1% of final average compensation (the highest five consecutive calendar years of the last 10 years) multiplied by credited service up to a maximum of 35 years and 0.45% of final average compensation in excess of "covered compensation" as defined by the IRS multiplied by credited service up to a maximum of 35 years, without deduction for Social Security benefits. In addition, Messrs. Holliman and Foy were participants, and each has a frozen benefit in, the segment of the Furniture Brands Retirement Plan which applies to employees of Lane Furniture Industries, Inc. as described below for Mr. Spak. Messrs. Holliman and Foy both have 17 years of credited service under the corporate office plan and 27 years and 18 years, respectively under the Lane plan segment, which service includes service with Lane prior to its acquisition by the Company.

        Benefits payable to Messrs. Holliman and Foy are limited by applicable laws and regulations. A supplemental retirement plan has been adopted for them providing for payments from general funds of any retirement income that would otherwise be payable pursuant to the retirement plans in the absence of any such limitations.

        Messrs. Holliman and Foy have estimated annual benefits payable at retirement from these plans, including benefits payable from the supplemental plan, of $485,282 and $385,018, respectively, assuming continuation of current covered compensation. Mr. Howard has 21 years of credited service under the plan and has estimated annual benefits payable at retirement of $57,063.

        Mr. Spak is a participant in that segment of the Furniture Brands Retirement Plan which applies to employees of Lane Furniture Industries, Inc. and its subsidiaries. The plan is a noncontributory, defined benefit pension plan designed to provide retirement benefits upon normal retirement at age 65. Covered remuneration is base salary and incentive compensation and, based on a straight life annuity, annual benefits at normal retirement are equal to the sum of 0.65% of an average of the highest five consecutive years (of the last 10 years) of covered remuneration and 0.65% of the said average in excess of the greater of (i) $10,000 or (ii) 50% of "covered compensation" as defined by the IRS, multiplied by years of credited service (not to exceed 35 years), without deduction for Social Security benefits.

        Benefits payable to Mr. Spak are limited by applicable laws and regulations. A supplemental retirement plan has been adopted providing for payments to him from general funds. His supplemental plan provides for payments, commencing at age 65 after 30 or more years service, equal to the difference, if any, between (i) the total of a straight life annuity from his base retirement plans plus Social Security benefits and (ii) 50% of an average of the highest five consecutive years (of the last 10 years) of covered remuneration.

        Mr. Spak has 19 years credited service under the plan, and estimated annual benefits at normal retirement, including benefits payable from the supplemental plan, of $250,000. Offsets due to Social Security benefits have not been considered.

        Mr. Burgette is an active participant in the Broyhill Furniture Industries, Inc. Profit Sharing Retirement Plan. His 2004 plan contribution is reflected in the Summary Compensation Table, above. Until January 1, 1999, Mr. Burgette was a participant in that segment of the Furniture Brands Retirement Plan that applies to employees of Lane Furniture Industries, Inc. as described above for Mr. Spak.

        Benefits payable to Mr. Burgette are limited by applicable laws and regulations. A supplemental retirement plan has been adopted providing for payments to him from general funds. Mr. Burgette's supplemental plan provides for payments, commencing at age 65 after 30 or more years service, equal to the difference, if any, between (i) the total of a straight life annuity equivalent from his base retirement plans plus Social Security benefits and (ii) 50% of an average of the highest five consecutive years (of the last 10 years) of covered remuneration. Mr. Burgette has 26 years of service under the plan and estimated benefits payable at normal retirement expressed as an annual annuity, including benefits payable from the supplemental plan, of $272,583. Offsets due to Social Security benefits have not been considered.

        In 2004, the Company initiated a Death Benefit Program ("DBO") for certain of its executives. Pursuant to the terms of the DBO, upon the death of Messrs. Foy, Burgette and Spak, a benefit is paid to his designated beneficiary in the amount of $1,712,300, $869,600 and $854,700, respectively. Mr. Holliman participates in an Endorsement Split Dollar Life Insurance Program whereby upon his death his life insurance trust will receive $4,000,000 from a life insurance policy owned by the Company.

Incentive Agreements

        Each of the Named Executive Officers, except David P. Howard who resigned on January 28, 2005, is a participant in an annual incentive compensation plan under which the officer may earn a bonus during and payable following the close of the calendar year ending December 31, 2005, contingent upon the achievement of certain financial objectives by the Company as a whole for Messrs. Holliman and Foy, by Lane Furniture Furniture Industries, Inc. for Mr. Spak and by Broyhill Furniture Industries, Inc. for Mr. Burgette.

Certain Relationships and Related Transactions

        A son and son-in-law of W. G. Holliman, Chairman of the Board and Chief Executive Officer of the Company; a son of Thomas G. Tilley, Jr., President and Chief Executive Officer of Thomasville Furniture Industries, Inc. ("Thomasville"); a son of Aubrey B. Patterson, a director; a son of John T. Foy, President and Chief Operating Officer of the Company; and a son of Randall C. Spak, President and Chief Executive Officer of Lane Furniture Industries, Inc. ("Lane") are employed by or independent contractors of subsidiaries of the Company. Thomasville and Lane are subsidiaries of the Company. Each of the above employment relationships involves annual compensation in excess of $60,000 and is at a level which is competitive for the position in the industry. Their aggregate compensation is neither material to the Company nor to the operating company for which each is employed.

Performance Graph

        The following graph shows the cumulative total stockholder returns (assuming reinvestment of dividends) following assumed investment of $100 in shares of the Common Stock that were outstanding on December 31, 1999. The indices shown below are included for comparative purposes only and do not necessarily reflect the Company's opinion that such indices are an appropriate measure of the relative performance of the Common Stock.

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Furniture Brands International Common Stock	100	96	146	108	134	117
S&P 500 Index	100	90	78	60	76	82
Dow Jones Furnishings and Appliance Index	100	84	96	92	119	133

II.                              TO ADOPT THE FURNITURE BRANDS INTERNATIONAL, INC.
                                              2005 LONG-TERM PERFORMANCE BONUS PLAN

        On January 27, 2005, The Board of Directors (the “Board”) unanimously adopted the 2005 Long-Term Performance Bonus Plan (the “2005 LT Plan”), subject to stockholder approval. We are asking you to approve the 2005 LT Plan so that certain awards granted under the 2005 LT Plan may qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code (“Section 162(m)”) and to comply with New York Stock Exchange (“NYSE”) requirements regarding stockholder approval of equity compensation plans. Section 162(m) generally limits to $1 million the annual corporate federal income tax deduction for compensation paid to the chief executive officer or any of the four other highest paid officers of a publicly held corporation (“Named Executive Officers”), unless such compensation is performance-based.

Summary of the 2005 LT Plan

        The following summary description of the 2005 LT Plan is qualified in its entirety by reference to the full text of the 2005 LT Plan, which is attached hereto as Appendix B. The term “Company” as used in this summary includes all subsidiaries and divisions of Furniture Brands International, Inc. (“Furniture Brands”) and any other entities in which Furniture Brands or one of its subsidiaries has a significant equity or other interest as determined by the Executive Compensation and Stock Option Committee of the Board (the “Committee”).

        Objectives     The purpose of the 2005 LT Plan is to promote the interests of the Company and its stockholders by attracting, motivating and retaining exceptional executive personnel who directly and substantially influence achievement of long-term corporate goals. The Company intends to accomplish these objectives by granting to such key employees long-term bonus awards of significant potential value related directly to measurable long-term Company results.

        Administration    The 2005 LT Plan shall be administered by the Committee, or such other committee as the Board may determine, subject to certain statutory limitations. Subject to express provisions of the 2005 LT Plan, the Committee shall determine the individuals to whom and the times at which awards shall be made, the amount of each award and the terms and provisions of each award. Also, subject to the express provisions of the 2005 LT Plan, the Committee shall interpret the 2005 LT Plan, prescribe, amend and rescind rules relating to it and to make all other determinations which the Committee believes necessary or advisable to properly administer the 2005 LT Plan. The participants and target award amounts may not be modified except as provided in the 2005 LT Plan, and in no event may the amount of compensation payable under an award be increased upon attainment of the performance measures.

        Grants of Awards     An award under the 2005 LT Plan represents the right to receive future payment contingent on both continuation of service with the Company and the achievement of specified performance measures that are established at the time of the award. The Committee shall fix the performance period at the time of each award, which will be three years unless the Committee shall determine otherwise, but in any event not less than one year. At the start of each performance period the Committee shall determine a target award amount which represents the amount of cash and common stock of the Company that can be earned by the participant at the end of the performance period, based on the achievement of 100% of the pre-established performance measures.

        At the start of each performance period the Committee may establish a minimum bonus percentage which will be paid regardless of achievement of the performance measures. The Committee shall also establish a maximum bonus percentage at the beginning of each performance period. No amount greater than the maximum percentage will be paid notwithstanding performance greater than the maximum percentage. The minimum bonus provisions shall not apply to the Chief Executive Officer or any of the other four highest paid officers of the Company. The maximum award payable under the 2005 LT Plan to any participant shall not exceed either $6,000,000 or 100,000 shares of common stock of the Company in any fiscal year.

        Performance Measures     At the start of each performance period the Committee shall establish one or more performance measures, which shall be based upon the financial goals of the Company and shall be weighted as determined by the Committee. Performance measures will reflect key strategic goals and critical operating objectives over the performance period. Performance measures need not be the same for all participants and may be established separately for the Company as a whole or for its subsidiaries or portions thereof.

        Performance measures shall be based upon any objectively measurable operating criterion or combination of criteria including, but not limited to, the following: sales, pre-tax earnings, net earnings, earnings per share, earnings per share growth, stock price, market share, selling, general and administrative expenses, operating profit margin, gross profit margin, net profit margin, cash flow, debt reduction, return on equity, return on assets, return on net assets, return on invested capital, asset management and total shareholder return. Performance measures may include or exclude specified items on an unusual, non-recurring or extraordinary nature.

        Payment of Awards     The level of achievement of the performance measures at the end of the performance period shall determine the percentage of the target award to be paid. The Committee shall determine the level of achievement against performance measures, applying the accounting results as audited at the end of the performance period by the Company’s independent registered certified accountants.

        The Committee may, in its discretion, provide in any given award that after-tax payment of that award will be paid, in whole or in part, in the form of full-value shares of the Company’s common stock (“Shares”) based on the average of the high and low prices of the Shares on the New York Stock Exchange on the last trading day of the performance period. The maximum number of Shares that may be issued under the 2005 LT Plan shall be 1,000,000 Shares subject to adjustment as hereinafter provided. Such Shares may be authorized and unissued shares, issued shares held as treasury shares or shares purchased on the open market.

        Deferral of Awards     The Company may permit participants to elect to defer the settlement of any award under the 2005 LT Plan in cash under such rules and procedures as it may establish under a separate deferred compensation plan.

        Termination of Employment     In order to be entitled to receive any payment under the 2005 LT Plan, a participant must be in the employ of the Company on the last day of the performance period and must have been continuously in the employ of the Company from the date of the award. In the event that a participant’s employment is terminated for cause or the participant voluntarily terminates employment before the end of the performance period, the participant’s outstanding awards shall be forfeited along with associated rights thereto.

        In the event a participant’s employment is terminated during a performance period by reason of death, disability, normal retirement (as these terms are defined in the 2005 LT Plan) or involuntary termination by the Company other than for cause, a participant shall receive a prorated award, as calculated pursuant to the 2005 LT Plan.

        Adjustment     The Committee may adjust performance measures for any change in the Company’s capital structure resulting from stock dividends, stock splits, spin-offs, combination or exchange of shares, reclassification, reorganization, merger, consolidation, recapitalization and similar matters.

        Change in Control     In the event of a change of control (as that term is defined in the 2005 LT Plan) the target award amount of all awards granted prior to such change in control shall become immediately payable in full as if the specified performance periods had elapsed and the performance objectives relating thereto had been fully achieved.

        Duration of the 2005 LT Plan     The 2005 LT Plan shall be effective as of January 27, 2005, subject to its approval by the stockholders of the Company. No award shall be granted under the 2005 LT Plan after the tenth anniversary of the effective date. During the term of the 2005 LT Plan, awards may be made with terms, conditions or restrictions extending beyond the end of the term of the 2005 LT Plan. Conditions and restrictions regarding awards made under the 2005 LT Plan shall continue in effect after the termination of the 2005 LT Plan until they are satisfied or forfeited in accordance with their terms.

        Section 162(m) Compliance     Any awards under the 2005 LT Plan are intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and shall be paid solely on account of the attainment of one or more pre-established, objective performance goals within the meaning of Section 162(m). If any provision of the 2005 LT Plan does not comply with the requirements of Section 162(m) of the Code as then applicable to any employee, such provision shall be deemed amended to the extent necessary to conform to such requirements with respect to such employee.

        No Contract of Employment     No person shall have any claim or right to receive an award under the 2005 LT Plan and nothing in the 2005 LT Plan or in any award made pursuant to the 2005 LT Plan shall alter the terms of any participant’s employment or confer on any participant any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate his or her employment at any time.

        Amendment and Termination of Plan and Awards     Upon the recommendation of the Committee, the Board may amend or terminate the 2005 LT Plan without the consent of the stockholders or participants except as is required by applicable law or the rules of any stock exchange on which the Shares are listed. Under the rules of the NYSE a majority of the Board of Directors and all members of the Committee are required to be independent. Without the consent of an affected participant, no amendment or termination of the 2005 LT Plan may impair the rights of such participant under any award already granted to such participant. Also, the 2005 LT Plan may not be amended without the consent of the stockholders of a majority of the Shares then outstanding to (a) materially modify the requirements as to eligibility for participation in the 2005 LT Plan, (b) change the specified objectives for payment of awards, (c) increase the maximum award, (d) withdraw administration of the 2005 LT Plan from the Committee or (e) extend the period during which awards may be granted.

        Transferability     Rights under the 2005 LT Plan may not be transferred except by will or by the laws of descent and distribution.

Summary of Tax Aspects of the 2005 LT Plan

        Payments under the 2005 LT Plan are generally deductible for federal income tax purposes. Section 162(m) of the Code generally limits the corporate tax deduction for compensation in excess of $1 million that is paid to a Named Executive Officer. However, compensation that is paid under a “performance-based” plan, as defined in Section 162(m), is fully deductible without regard to the general Section 162(m) limit. The Company intends that this Plan qualifies for this exception to the limitations of Section 162(m) so that the Company may fully deduct compensation under the Plan.

        Under present federal income tax law, participants will realize ordinary income in the year of receipt equal to the amount of the performance bonus paid to them.

NEW PLAN BENEFITS

Furniture Brands International, Inc.
2005 Long-Term Performance Bonus Plan

	Target	Value of
Name and Position	Bonus ($)	Target Bonus

W. G. Holliman	0	0
Chairman of the Board and Chief Executive Officer

John T. Foy	439,600	(1)
President and Chief Operating Officer

Dennis R. Burgette	352,000	(1)
President and Chief Executive Officer of
Broyhill Furniture Industries, Inc.

Randy C. Spak	194,000	(1)
President and Chief Executive Officer of
Lane Furniture Industries, Inc.

Executive Group	4,267,000	(1)
(31 persons including 3 named above)

Non-Executive Director Group	0	0

Non-Executive Officer Employee Group	0	0

(1)

Payment of performance bonuses awards granted in 2005 will not be made until 2008. Payment will be made at that time only if certain business targets have been reached for the period 2005-2007. The actual amount of the bonus to be paid at the conclusion of the performance period will be calculated by applying to the target bonus amount the appropriate percentage established with reference to (i) pretax return on net assets in 2007 and (ii) 3-year cumulative net cash from operations (net of capital expenditures) during the performance period. After taxes are withheld, bonuses will be paid half in cash and half in full-value shares of the Company’s common stock. The ability to receive a distribution pursuant to this grant is contingent upon continuation as an employee of the Company or of a subsidiary or division of the Company through December 31, 2007.

        The Board adopted the 2005 LT Plan subject to stockholder approval. Absent your approval, the 2005 LT Plan will not become effective and no awards will be made under the 2005 LT Plan. In this event, the Board intends to review and reconsider the Company’s compensation program in light of such vote, its need to retain key employees and the other principles described in the Executive Compensation and Stock Option Committee Report included elsewhere in this proxy statement.

        Vote Required     Approval of the proposal to adopt the Furniture Brands International, Inc. 2005 Long-Term Performance Bonus Plan requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote during the annual meeting.

        The Board of Directors unanimously recommends a VOTE FOR the proposal.

III.                      TO ADOPT THE FURNITURE BRANDS INTERNATIONAL, INC.
                                 AMENDED AND RESTATED RESTRICTED STOCK PLAN
                                                                     FOR OUTSIDE DIRECTORS

On July 29, 1997 the Board of Directors of the Company approved the Furniture Brands International, Inc. Restricted Stock Plan for Outside Directors (the “Director Plan”), The Director Plan was amended by the Board on April 26, 2001, April 25, 2002, April 24, 2003 and April 29, 2004. On January 27, 2005, the Board of Directors adopted the Amended and Restated Restricted Stock Plan for Outside Directors (the “Restated Director Plan”), subject to the approval of our stockholders. The Director Plan currently provides for the payment of $55,000 of an outside director’s annual compensation in the form of the Company’s common stock which stock is purchased on the open market. New York Stock Exchange (“NYSE”) rules require that we amend the Director Plan and submit it to our stockholders for your approval. We are asking you to approve the Restated Director Plan so that we can continue to use it in compliance with the NYSE rules.

If the stockholders approve the Restated Director Plan at the annual meeting, it will become effective without further action and will continue until January 27, 2015, unless the Board of Directors terminates it earlier. The Restated Director Plan is described below. The description is qualified in its entirety by reference to the full text of the Restated Director Plan, which is attached as Appendix C to this Proxy Statement.

Purpose of the Restated Director Plan

We established the Restated Director Plan to provide for payment of a director’s compensation in the form of our common stock. The Restated Director Plan is intended to increase stockholder value and our success by more closely aligning our directors’ interests with those of our stockholders. If our stockholders at the annual meeting do not approve the Restated Director Plan, we effectively will not be able to continue the use of the Director Plan to pay director compensation in the form of the Company’s common stock. In such event, the Restated Director Plan will not take effect, but we may consider alternative methods to increase our directors’ ownership of our common stock.

Description of Amendments to the Director Plan

The material terms of the amendments to the Director Plan are as follows:

Fixed Number of Shares     Under the Restated Director Plan, the maximum aggregate number of share of our common stock that may be issued pursuant to the plan is 200,000 shares. If the Director Plan continues without a limit on the number of shares available, then NYSE rules require that stockholders approve each annual grant under the Director Plan. This would render the plan impracticable to use to compensate our directors. Therefore, we believe that in order for us to continue to use the Director Plan, a limit must be placed upon the number of shares available under the Restated Director Plan.

Limit on Term of the Restated Director Plan     The amended and restated Director Plan has a term of 10 years. If you approve the Restated Director Plan, it will remain in effect until January 27, 2015, unless our Board of Directors terminates it earlier. Under NYSE rules, a plan that provides for automatic grants to directors pursuant to a formula, as does the Restated Director Plan, must have a term of not more than 10 years. If the Director Plan remains in its current form, the plan would have no term limit and would require stockholder approval each time an annual grant of our common stock is made under the Plan. Therefore, we believe that amending the Director Plan to limit its term to 10 years is necessary in order to continue to use the Director Plan.

Operation of the Restated Director Plan

The Governance and Nominating Committee of the Board of Directors administers the Restated Director Plan. Each member of the Board of Directors of the Company who is not also an officer or employee (each, a “non-management director”) of the Company shall be eligible to participate in the Restated Director Plan during the period in which he or she serves in such position.

During the term of the Restated Director Plan, $55,000, or such other amount as the Board from time to time shall determine, of an outside director’s annual compensation shall be payable in the form of the Company’s common stock. These shares are currently obtained by purchases on the open market. Should the outside director fail to serve for one year from the date of grant the shares shall be forfeited by such outside director. The remainder of the director fees for each non-management director shall be paid in the form of cash.

Amendment and Termination of the Director Plan

The Board of Directors may amend or terminate the Restated Director Plan at any time; provided, however, that any such amendment or termination will not effect the rights of a director of the Company with respect to the common stock vested under the Restated Director Plan. NYSE rules also require that you approve any material amendments to the Restated Director Plan.

Federal Income Tax Consequences

The Plan awards to each member of the Board who is not an employee of the Company common stock, which is restricted and thus unavailable to that Board member. The restrictions on the common stock in any one year lapse after one year and the stock consequently vests with the outside director, but the stock continues to be held by the Company pursuant to a deferred compensation arrangement. When an outside director leaves the Board, he or she will receive the stock allocated to his or her account and he or she should recognize ordinary income on the fair market value of the shares of common stock on the date the common stock is delivered to the outside director.

The Company is allowed to deduct from its taxable income an amount that corresponds to the ordinary income a director recognizes upon the distribution of the stock.

PLAN BENEFITS

Furniture Brands International, Inc.
Amended and Restated Restricted Stock Plan for Outside Directors

	Dollar	Number of
Name and Position	Value ($)	Shares

Non-Executive Director Group	440,000	15,248
	(1)	(1)

(1)

Awards issued under the Restated Director Plan will be to the Non-Executive Director Group only as determined by the Board of Directors upon the recommendation of the Governance and Nominating Committee of the Board. The Restated Director Plan currently provides for the payment of $55,000 annually in the form of the Company’s Common Stock. In 2004, eight Outside Directors received 1906 shares of restricted stock each.

        Vote Required     Approval of the proposal to adopt the Furniture Brands International, Inc. Amended and Restated Restricted Stock Plan requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote during the annual meeting.

        The Board of Directors unanimously recommends a VOTE FOR the proposal.

III.                   TO RE-ADOPT THE FURNITURE BRANDS EXECUTIVE INCENTIVE PLAN

        On April 29, 1997 the stockholders approved adoption of the Furniture Brands Executive Incentive Plan (the “Incentive Plan”), a program designed to provide annual incentive compensation to those management persons at the corporate headquarters of the Company who directly and substantially influence achievement of certain corporate goals. On April 29, 1999 the stockholders approved an amendment to the Incentive Plan which increased the maximum bonus percentage from 50% to 100%. On October 25, 2001, the Board of Directors further amended the Incentive Plan to provide that the minimum bonus percentage be paid regardless of achievement below that level with respect to that goal. The Incentive Plan has been in effect substantially in its present form since 1995. No further changes are proposed to be made to the Incentive Plan at this time.

        The purpose of this proposal is to seek your approval of a proposal to re-adopt the Incentive Plan in order to satisfy federal income tax regulations which impose limits of the Company’s ability to deduct compensation paid to the chief executive officer or any of the four other highest paid officers of a publicly held corporation (“Named Executive Officers”) unless certain requirements are met. Among these requirements are that the Incentive Plan be disclosed and re-adopted by the stockholders every five years if the Executive Compensation and Stock Option Committee (the “Committee”) has the authority to change the material terms of the performance goals. The Committee has such authority under the Incentive Plan.

Summary of the Incentive Plan

        The following is a summary of the Incentive Plan provisions. The summary is qualified by reference to the full Incentive Plan which is attached as Appendix D.

        Purpose     The Incentive Plan has been created to emphasize achievement of planned strategic objectives, to reinforce the importance of annual growth and to motivate and challenge participating executives through meaningful compensation opportunities. To achieve these objectives, the Incentive Plan is designed to provide for monetary awards related directly to measurable corporate results and to motivate participating individuals to achieve results beyond their routine responsibilities. Consistent with the Company’s goal for executive compensation, total compensation resulting from the combination of base salary and monetary awards under the Incentive Plan is designed to be competitive with total compensation for similar positions in similarly situated companies.

        Administration     The Incentive Plan is administered by the Committee which has authority to administer and interpret the Incentive Plan and its provisions.

        Participation     Only management persons whose performance directly and substantially influences the annual results of the Company are considered for participation in the Incentive Plan. At the start of each fiscal year Company management submits a list of proposed participants and bonus percentages (expressed as a percentage of base salary) for review and approval by the Committee. The Committee may in its discretion change the participants and bonus percentages. Twelve executives will participate in the Incentive Plan in 2005.

        Setting Company Goals     At or prior to the beginning of each fiscal year, Company management recommends for approval to the Committee one or more objective, measurable, performance goal(s) for the Company (the “Goals”) for such year, and the weighting to be assigned to each Goal. The Goals may include one or more of the following performance criteria: sales, earnings per share, pre-tax earnings, net profits or return on equity and asset management. The goals are intended to be attainable, but attainment requires above average performance. The Committee may, in its discretion, approve management’s recommendations or change the Goals and/or weightings. The Goals and weightings for 2005 will be based upon budgeted sales (25% of bonus), budgeted pre-tax net earnings (50% of bonus) and budgeted pre-tax return on net assets (25% of bonus).

        Mechanics of Determining Awards     The Company’s performance against the Goals is measured by the percentage of achievement of each Goal. The Company’s performance with respect to each Goal is based upon audited results. The Incentive Plan is designed to provide the participant with 100% of his or her target bonus with respect to each Goal if the Company achieves 100% satisfaction of that Goal. Each fiscal year the Committee establishes a minimum percentage with respect to each Goal. The minimum percentage will be paid regardless of achievement below that level with respect to that Goal. Awards are calculated separately for each Goal, but are aggregated and paid as one award check as soon as practical after the audited close of a fiscal year.

        Discretionary Awards     To recognize special needs, a discretionary awards program is part of this Incentive Plan. Its objective is to recognize the performance of the Company through a more qualitative evaluation, rather than a quantitative evaluation. Discretionary awards are not intended to qualify as performance-based compensation and consequently payments in excess of limits imposed by federal income tax laws to any Named Executive Officer will not be paid currently, but will be deferred until the payments would be deductible for federal income tax purposes.

Summary of Tax Aspects of the Incentive Plan

        Payments under the Incentive Plan are generally deductible for federal income tax purposes. Section 162(m) of the Internal Revenue Code generally limits the corporate tax deduction for compensation in excess of $1 million that is paid to a Named Executive Officer. However, compensation that is paid under a “performance-based” plan, as defined in Section 162(m), is fully deductible without regard to the general Section 162(m) limit. The Company intends that the Incentive Plan qualifies for this exception to the limitations of Section 162(m) so that the Company may fully deduct compensation under the Incentive Plan.

        Under present federal income tax law, participants will realize ordinary income in the year of receipt equal to the amount of the performance bonus paid to them.

PLAN BENEFITS

Furniture Brands
Executive Incentive Plan

Name and Position	Bonus ($)

W. G. Holliman	804,380
Chairman of the Board and Chief Executive Officer

John T. Foy	450,500
President and Chief Operating Officer

Executive Group	1,872,993
(14 persons including 2 named above)

Non-Executive Director Group	0

Non-Executive Officer Employee Group	0

(1)	Mr. Foy became President and Chief Operating Officer of the Company on February 10, 2004. His bonus does not include the amount he earned under the Lane Profit Sharing Plan for 2004.

(2)

The Company is not able at this time to determine the benefits to be paid under the Incentive Plan for fiscal 2005 performance. The bonuses in the above table were paid for 2004 performance. Target bonuses for Messrs. Holliman and Foy for 2005 are $925,000 and $548,500, respectively. Aggregate target bonuses for the Executive Group including Messrs. Holliman and Foy are $2,270,855. The Committee has established a maximum bonus of 125% and a minimum bonus of 35% of target for 2005.

        Vote Required     Approval of the proposal to re-adopt the Furniture Brands Executive Incentive Plan requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote during the annual meeting.

        The Board of Directors unanimously recommends a VOTE FOR the proposal.

V.               TO RATIFY THE SELECTION OF INDEPENDENT REGISTERED AUDITORS

        Upon recommendation of its Audit Committee the Board continued the engagement of KPMG LLP, certified public accountants, as independent registered auditors for the calendar year ending December 31, 2005, and has unanimously recommended that the stockholders ratify that action. A formal statement by representatives of KPMG LLP is not planned for the annual meeting on April 28, 2005; however, as in years past, such representatives are expected to be present during the meeting and to be available to respond to appropriate questions.

        Vote Required     A majority of the votes cast during the meeting, a quorum being present, is required to ratify the engagement.

        The Board of Directors unanimously recommends a VOTE FOR ratification.

VI.                                                     STOCKHOLDER PROPOSALS

        Neither the Board nor management knows of any matters other than those items set forth above that will be presented for consideration during the 2005 annual meeting. However, if other matters should properly come before the meeting, it is intended that the persons named in the proxies will vote, act and consent in accordance with their best judgment with respect to any such matters.

        Stockholder proposals submitted for inclusion in the Company’s proxy materials for the 2006 annual meeting should be addressed to the Secretary of the Company and must be received at the Company’s executive offices no later than November 25, 2005. In addition, you must notify the Company before February 9, 2006 if you intend to present your proposal for action at the 2006 annual meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy form in accordance with SEC regulations governing the solicitation of proxies.

By order of the Board of Directors

/s/ Robert L. Kaintz

Robert L. Kaintz
Secretary

St. Louis, Missouri, March 25, 2005

APPENDIX A

Independence Guidelines

The Board of Directors of the Company has adopted the following guidelines which are set forth in the New York Stock Exchange listing standards. A director in order to be independent must not have any of the following relationships:

1.	The director is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer of the Company.

2.

The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

3.

(A) The director or an immediate family member is a current partner of a firm that is the Company’s internal or external auditor; (B) the director is a current employee of such firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time.

4.

The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee.

5.

The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or receives payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues

An “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who share such person’s home.

APPENDIX B

FURNITURE BRANDS INTERNATIONAL, INC.
2005 LONG-TERM PERFORMANCE BONUS PLAN

OBJECTIVES OF PLAN

The purpose of this Long-Term Performance Bonus Plan (the “Plan”) of Furniture Brands International, Inc. (“Furniture Brands” or the “Company”) is to promote the interests of Furniture Brands and its stockholders by attracting, motivating, and retaining exceptional executive personnel who directly and substantially influence achievement of long-term corporate goals. Furniture Brands intends to accomplish these purposes by granting to such key employees long-term bonus awards of significant potential value related directly to measurable long-term Furniture Brands results.

This Plan is in addition to and assumes the existence of (i) a base salary which is competitive and equitable, (ii) an annual incentive bonus based on the achievement of short-range corporate goals, and (iii) an equity-based long-term incentive plan that aligns the interests of Furniture Brands management with the interests of the company’s stockholders. Total compensation resulting from the combination of these sources is intended to be competitive with total compensation for similar positions in industry.

As used in this Plan, “Furniture Brands” includes all subsidiaries and divisions of Furniture Brands, and any other entities in which Furniture Brands or one of its subsidiaries has a significant equity or other interest as determined by the Committee (as herein defined).

PARTICIPATION

Participants in the Plan (“Participants”) shall be those full time employees of Furniture Brands whom the Committee determines in its discretion to be key employees important to the long-term growth of Furniture Brands, which may, but need not, include individuals whom the Chief Executive Officer of Furniture Brands recommends to the Committee for participation in the Plan. Subject to the provisions of the Plan, at the start of each Performance Period (as herein defined) the Committee will identify which key employees will participate in the Plan during that Performance Period.

Participation in the Plan will begin on the first day of each Performance Period, however the Committee in its discretion may allow an individual who becomes eligible during a Performance Period to participate in the Plan. In such a case, the Participant’s degree of participation for such Performance Period shall be determined by the Committee in its discretion, but will generally be prorated based on the number of days of actual participation during such Performance Period. With respect to persons who have been determined to be “covered employees” within the meaning of Code Section 162(m)(3) at any time during such performance period (a “Covered Employee”), additional participation in the Plan during the performance period shall be permitted only in the event of an unusual circumstance, such as a new hire.

GRANTS OF AWARDS

An award under this Plan represents the right to receive future payment contingent on both continuation of service with Furniture Brands and the achievement of specified performance objectives (“Performance Measures”) that are established at the time of award. All awards will bear such terms and will be subject to such restrictions and conditions as the Committee shall determine, at or subsequent to grant, which restrictions and conditions need not be uniform for all Participants.

The Committee shall fix the Performance Period (“Performance Period”) at the time of each award, which Performance Period will be three years unless the Committee shall determine otherwise, but in any event not less than one year. At the start of each Performance Period (or as close thereto as administratively possible) the Committee shall, in its discretion, establish a target award incentive opportunity for each Participant, which may, but need not, be based on recommendations to the Committee by the Chief Executive Officer of Furniture Brands. Each target award amount will represent the amount of cash that can be earned by the Participant at the end of the Performance Period, based on the achievement of one hundred percent (100%) of the pre-established Performance Measures.

At the start of each Performance Period the Committee may establish a minimum bonus percentage with respect to the Performance Measures. The minimum percentage will be paid regardless of achievement below that level with respect to the Performance Measures. Each year the Committee will establish a maximum bonus percentage with respect to the Performance Measures. No amount greater than the maximum percentage will be paid with respect to any bonus notwithstanding performance greater than the maximum percentage. Anything herein to the contrary notwithstanding, the provisions with respect to minimum bonus as provided for in this paragraph shall not apply to the Chief Executive Officer or any of the “Named Executive Officers” as defined in the regulations of the Securities Exchange Act of 1934. For such individuals, no such minimum payment shall be guaranteed. The maximum award payable under the Plan to a Covered Employee shall not exceed either $6,000,000 or 100,000 Shares (as hereinafter defined) in any fiscal year, subject to adjustment (in the case of Shares), as hereinafter provided.

At the start of each Performance Period, the terms of any award under this Plan will be communicated to each Participant in writing. That writing shall describe the terms and conditions of each individual’s participation in the Plan for the relevant Performance Period and shall include, among other information, each Participant’s minimum, target and maximum incentive award opportunities along with the corresponding Performance Measures to be achieved.

ESTABLISHMENT OF TARGETS

At the start of each Performance Period (or as close thereto as administratively possible, but in any event, not later than 90 days after the commencement of the Performance Period) the Committee, in its discretion, shall establish one or more Performance Measures, which may, but need not, be based on recommendations to the Committee by the Chief Executive Officer. The Performance Measures shall be based upon Company financial goals and shall be weighted as determined by the Committee. Performance Measures will reflect key strategic goals and critical operating objectives over the Performance Period. Performance Measures need not be the same in respect of all Participants and may be established separately for Furniture Brands as a whole or for its subsidiaries or portions thereof.

The Performance Measures shall be based upon any objectively measurable operating criterion or combination of criteria, including but not limited to any one or more of the following: sales, pre-tax earnings, net earnings, earnings per share, earnings per share growth, stock price, market share, selling, general and administrative expenses, operating profit margin, gross profit margin, net profit margin, cash flow, debt reduction, return on equity, return on assets, return on net assets, return on invested capital, asset management, and total shareholder return. The Performance Measures may include or exclude specified items of an unusual, non-recurring or extraordinary nature. Performance Periods may overlap one another, and a Participant may simultaneously hold awards covering overlapping periods with different Performance Measures.

Performance Measures may be appropriately and equitably adjusted by the Committee for any change in Furniture Brands’ capital structure resulting from stock dividends, stock splits, spin-offs, combination or exchange of shares, reclassification, reorganization, merger, consolidation, recapitalization and similar matters affecting Furniture Brands’ capital structure. The determination of the Committee shall be final and conclusive in this regard.

PAYMENT OF AWARDS

The level of achievement of the Performance Measures at the end of the respective Performance Period shall determine the percentage of the target award amount to be paid. Participants shall receive a pay-out for that Performance Period based on the pre-established minimum, target, or maximum incentive award opportunities in relation to the level of achievement of pre-established Performance Measures. The Committee shall determine and certify in writing the level of achievement against Performance Measures, applying the accounting results as audited at the end of the Performance Period by Furniture Brands’ independent certified accountants.

Except as otherwise provided herein, in order to be entitled to receive any payment under this Plan, a Participant must be in the employ of Furniture Brands on the last day of the Performance Period and must have been continuously in the employ of Furniture Brands from the date of the award. In the event a Participant’s employment is terminated for cause or the Participant voluntarily terminates employment before the end of the Performance Period, all of the Participant’s awards then outstanding shall immediately be forfeited with no pay-out, along with associated rights thereto.

In the event a Participant’s employment is terminated during a Performance Period by reason of (i) death, (ii) disability, (iii) normal retirement, or (iv) involuntary termination by the company other than for cause, then in such event the Participant shall receive a prorated target incentive award for all outstanding awards. The amount of the award shall be determined by multiplying the Participant’s pre-established target award amount by a fraction, the numerator of which is the number of days of participation during the Performance Period through the date of employment termination, and the denominator of which is the number of days in the Performance Period. The prorated award shall be paid at the end of the Performance Period based on the Performance Measures achieved as of the end of the Performance Period.

For purposes of this Plan, “disability” means the incapacity to attend to and perform effectively one’s duties and responsibilities which continues for at least 26 weeks after its commencement, as determined by a physician selected by Furniture Brands. For purposes of this Plan, “cause” shall be determined by the Committee in good faith and shall be defined as the Participant’s willful misconduct, negligence in performing his or her duties, or the Participant’s criminal conviction of a felony. For purposes of this Plan, “normal retirement” means termination of employment at or after age 65.

Subject to the deferral provisions of this Plan, and subject to the terms of any award specifying that payment of the award is subject to specified vesting conditions after attainment of the Performance Measures, awards under the Plan will be paid by check as soon as practical after the audited close of the last fiscal year of a performance period, but in any event, no later than 2 ½ months after the end of such fiscal year, less appropriate withholdings. The Committee may, in its discretion, provide in any given award that the after-tax pay-out of that award will be paid, in whole or in part, in the form of full-value shares of Furniture Brands common stock (the “Shares”) based on the average of the high and low prices of the Shares on the New York Stock Exchange (or such other exchange or market on which the Shares may then be listed) on the last trading day of the performance period; provided, that the maximum number of Shares that may be issued under this Plan shall be one million shares (subject to adjustment as hereinafter provided); provided further, that such Shares may be authorized and unissued shares, issued shares held as treasury shares or shares purchased on the open market.

The number of Shares issuable under this Plan (and the maximum number of Shares issuable to a Covered Employee in any fiscal year) shall be appropriately and equitably adjusted by the Committee for any change in Furniture Brands’ capital structure resulting from stock dividends, stock splits, spin-offs, combination or exchange of shares, reclassification, reorganization, merger, consolidation, recapitalization and similar matters affecting Furniture Brands’ capital structure. The determination of the Committee shall be final and conclusive in this regard.

The Committee may permit Participants to elect to defer the settlement of any awards under this Plan in cash under such rules and procedures as it may establish under a separate deferred compensation plan.

ADMINISTRATION

The Plan shall be administered by the Executive Compensation and Stock Option Committee (the “Committee”) of the Board of Directors (the “Board”) of Furniture Brands, or such other committee as the Board may determine, provided that the committee shall consist of two or more members who are “Non-Employee Directors” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and who are “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to determine the individuals to whom and the times at which awards shall be made under the Plan, the amount of each award, and the terms and provisions of each award. In making such determinations the Committee may take into account any factors that the Committee shall deem relevant. Subject to the express provisions of the Plan, the Committee shall also have plenary authority to interpret the Plan, to prescribe, amend and rescind rules relating to it, and to make all other determinations which the Committee believes necessary or advisable for the proper administration of the Plan. The Committee’s determinations on matters relating to the Plan shall be final and conclusive on Furniture Brands and all Participants. No member of the Committee shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of the Plan unless attributable to willful misconduct or lack of good faith.

All designations of participation, target award amounts, Performance Measures, minimum or maximum percentages, and certifications of performance shall be in writing. The Committee may in its discretion change the Participants and target award amounts, provided, however, that the Committee shall, within the first 90 days of any performance period established under the Plan, set forth in writing a final approved list of Participants and target award amounts with respect to any such performance period. Such final list of Participants and target award amounts may not thereafter be modified except as provided in this Plan, and in no event may the amount of compensation payable under an award be increased upon attainment of the Performance Measures. A writing signed by all members of the Committee shall constitute the act of the Committee without the necessity, in such event, to hold a meeting. The Committee may delegate the authority, subject to such terms as the Committee shall determine, to perform administrative functions under the Plan.

CHANGE IN CONTROL

Any provision herein to the contrary notwithstanding, in the event of a Change of Control (as defined below) the target award amount of all awards granted prior to such Change of Control shall become immediately payable in full as if the specified performance periods had elapsed and the performance objectives relating thereto had been fully achieved. “Change of Control’” as used in this Plan shall mean:

(a)

The purchase or other acquisition (other than from Furniture Brands) by any person, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the 1934 Act (excluding, for this purpose, Furniture Brands or its subsidiaries or any employee benefit plan of Furniture Brands or its subsidiaries), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of 25% or more of either the then-outstanding Shares or the combined voting power of Furniture Brands’ then-outstanding voting securities entitled to vote generally in the election of directors; or

(b)

Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person who becomes a director subsequent to the Effective Date whose election or nomination for election by Furniture Brands’ stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of Furniture Brands) shall be considered as though such person were a member of the Incumbent Board; or

(c)

Approval by the stockholders of Furniture Brands of (i) a reorganization, merger, or consolidation, in each case with respect to which persons who were the stockholders of Furniture Brands immediately prior to such reorganization, merger or consolidation would not immediately thereafter own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated corporation’s then-outstanding voting securities, or (ii) a liquidation or dissolution of Furniture Brands or (iii) the sale of all or substantially all of Furniture Brands’ assets.

MISCELLANEOUS PROVISIONS

No Contract of Employment. No person shall have any claim or right to receive an award under the Plan, and nothing in the Plan or in any award made pursuant to the Plan shall alter the terms of any Participant’s employment or confer on any Participant any right to continue in the employ of Furniture Brands or interfere in any way with the right of Furniture Brands to terminate his or her employment at any time.

Rights As Stockholder. A Participant shall have no right as a stockholder with respect to any Shares issuable pursuant to an award until the date the Participant becomes the holder of record.

Compliance With Applicable Legal Requirements. The Company shall not be required to issue or deliver a certificate for Shares distributable pursuant to this Plan unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Securities Exchange Act of 1934 and the requirements of the exchanges, if any, on which the Shares may, at the time, be listed.

Assignment and Transfer. With the exception of transfer by will or by the laws of descent and distribution, rights under the Plan may not be transferred or assigned.

Beneficiary Designation. Each Participant shall be entitled to designate a beneficiary or beneficiaries who, following the Participant’s death, will be entitled to receive any amounts that otherwise would have been paid to the Participant under the Plan. In the event the Participant does not designate a beneficiary or if for any reason such designation is ineffective, the amounts that otherwise would have been paid to the Participant shall be paid to the Participant’s spouse (if he/she survives the Participant) or, if not, to the Participant’s surviving children or, if none, to the Participant’s estate.

Taxes. At the time of payment of any award under this Plan, the Participant shall be responsible for any and all federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Furniture Brands shall have the right at the time of payment to deduct such amounts to satisfy Furniture Brands’ obligation to withhold for federal, state and local taxes on such payment.

Section 162(m) Compliance. Any awards under this Plan are intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and shall be paid solely on account of the attainment of one or more pre-established, objective performance goals within the meaning of Section 162(m). If any provision of this Plan does not comply with the requirements of Section 162(m) of the Code as then applicable to any employee, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such employee.

Separability of Provisions. With respect to Participants subject to Section 16 of the 1934 Act, this Plan and transactions under the Plan are intended to comply with all applicable provisions of Rule 16b-3 under the 1934 Act or its successors. To the extent any provision of the Plan or action of the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee, and the validity, legality and enforceability of the remaining provisions of the Plan shall not be in any way affected or impaired thereby. To the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws so as to foster the intent of the Plan.

Foreign Participation. The Committee may provide for such special terms for awards to Participants who are foreign nationals, or who are employed by Furniture Brands outside the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom.

Amendment and Termination of Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of stockholders or Participants, except as is required by any federal or state law or regulation or the rules of any stock exchange on which the Shares are listed, or if the Board in its discretion determines that obtaining such stockholder approval is for any reason advisable, provided, however, that (i) without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may impair the rights of such Participant under any award theretofore granted to such Participant, and (ii) the Plan may not be amended without the consent of the stockholders of a majority of the Shares then outstanding to (a) materially modify the requirements as to eligibility for participation in the Plan, (b) change the specified performance objectives for payment of awards, (c) increase the maximum award, (d) withdraw administration of the Plan from the Committee, or (e) extend the period during which awards may be granted.

Governing Law. To the extent that federal laws do not otherwise control, the Plan shall be construed, administered and governed in all respects under and by the applicable internal laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

EFFECTIVE DATE; TERM

The Plan will become effective upon adoption by the Board of Directors of Furniture Brands on January 27, 2005 (the “Effective Date”), subject to approval of the Plan by the stockholders of Furniture Brands within twelve (12) months of such date. Awards under the Plan may be made before such stockholder approval but may not be payable before such approval, and if such approval is not obtained, this Plan and such awards shall be void and of no force or effect.

The Plan shall terminate ten (10) years after the Effective Date, and no awards shall be made under the Plan after the expiration of such ten-year period. During the term of the Plan, awards may be made with terms, conditions or restrictions extending beyond the end of the term of the Plan. Conditions and restrictions in respect of awards made under the Plan during the term of the Plan shall continue in effect after the termination of the Plan until they shall be satisfied or forfeited in accordance with their terms.

APPENDIX C

FURNITURE BRANDS INTERNATIONAL, INC.RESTRICTED
STOCK PLAN FOR OUTSIDE DIRECTORS
AMENDED AND RESTATED

    1.        Purpose.   The purpose of this Restricted Stock Plan for Outside Directors (the “Plan”) is to attract and retain the best qualified individuals to serve on the Board of Directors (the “Board”) of Furniture Brands International, Inc. (the “Company”) and to align their compensation as members of the Board with the interests of the stockholders of the Company by partially compensating them with shares of the common stock of the Company (“Shares”) which are restricted in accordance with the terms and conditions of this Plan.

    2.        Eligibility.   Any member of the Board who is not an employee of the Company or any subsidiary of the Company (an “Outside Director”) shall be eligible to participate in the Plan.

    3.        Shares.   Each Outside Director who is elected at or who continues in office after the meeting of the Board held on July 29, 1997, and each Outside Director who is elected at or who continues in office after each annual meeting of the stockholders of the Company held after July 29, 1997 or has been designated by the Board to fill a vacancy on the Board, shall be entitled to receive Shares with a value of $55,000, determined as of the date of the purchase of such Shares, or in such other amounts as the Board shall from time to time determine; provided however, that should the Outside Director fail to serve for one year from that date the Shares shall be forfeited by such Outside Director. After the end of such one-year period, payment shall be deferred pursuant to the provisions of this Plan.

    4.        Maximum Number of Shares.   The maximum aggregate number of Shares that may be issued pursuant to this Plan is 200,000. The maximum number of Shares, as well as any Shares held in the account pursuant to Section 5 hereof, may be appropriately and equitably adjusted by the Committee for any change in the Company’s capital structure resulting from stock dividends, stock splits, spin-offs, combination or exchange of shares, reclassification, reorganization, merger, consolidation, recapitalization and similar matters affecting the Company’s capital structure. The determination of the Committee shall be final and conclusive in this regard.

    5.        Custody of Shares.   During the term of the Outside Director’s tenure, the Shares shall be held in an uncertificated account by the Company’s transfer agent in the name of each Outside Director. Any dividends declared on the common stock of the Company shall be likewise held in the uncertificated account by the Company’s transfer agent in the name of each Outside Director, and shall be used to purchase additional shares of common stock, which said shares shall be held in the sub-account. All shares held under this Plan shall be voted by the Company’s transfer agent pursuant to instructions received from the Company.

    6.        Payment of Awards.   Provided that the other terms and conditions of this Plan have been fulfilled, on the business day after the date the Outside Director ceases to be a director of the Company the Shares will be distributed to the Outside Director free and clear of any of the restrictions set forth in this Plan, and the Shares will become the sole property of such Outside Director. At that time, the Company shall report as ordinary income to the Outside Director the amount of the fair market value of the stock on the date of distribution.

    7.        Amendment and Termination.   This Plan may be amended or terminated by the Board at any time provided, however, that any such amendment or termination shall not affect the rights of an Outside Director with respect to Shares he or she is already entitled to receive.

    8.        Miscellaneous.   (a) Nothing contained herein shall entitle an Outside Director to continue in office nor limit the authority of the Board to recommend that any Outside Director not be re-elected to the Board.

        (b)   Neither Shares nor interests in the custody account may be sold, transferred, assigned, pledged, or alienated during the term of the respective Outside Director’s tenure. Subject to the provisions of Subsection (d) of this section, the payment of Shares to the Outside Director hereunder shall be made from assets which shall continue for all purposes, to be a part of the general, unrestricted assets of the Company; no person shall have any interest in any such assets by virtue of the provisions of this Plan. The Company’s obligation hereunder shall be an unfunded and unsecured promise to pay money in the future. To the extent that any person acquires a right to seek payment from the Company under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Company; no such person shall have nor acquire any legal or equitable right, interest or claim in or to any property or assets of the Company.

        (c)  Notwithstanding the preceding subsection, each Outside Director shall have the right to designate beneficiaries who are to succeed to his or her Shares. The beneficiary of said Shares may, with the consent of the Company, be designated in the name of a personal revocable trust established by such Outside Director; provided however, that all of the terms of this Plan shall be binding upon the trustee of any such trust.

        (d)  The Company shall not be required to issue or deliver a certificate for Shares distributable pursuant to this Plan unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Securities and Exchange Act of 1934 and the requirements of the exchanges, if any, on which the Shares may, at the time, be listed.

        (e)  The Plan shall be construed and administered in accordance with the laws of the State of Delaware.

    9.        Effective Date and Term of the Plan. The Plan is hereby amended and restated as of January 27, 2005; however, the Plan, as amended and restated, will only become effective if approved by the Company stockholders, as required by law, at the 2005 annual meeting of stockholders on April 28, 2005. This Plan shall continue until April 27, 2015, unless it is terminated earlier by the Board.

APPENDIX B

FURNITURE BRANDS INTERNATIONAL, INC.
2005 LONG-TERM PERFORMANCE BONUS PLAN

OBJECTIVES OF PLAN

The purpose of this Long-Term Performance Bonus Plan (the “Plan”) of Furniture Brands International, Inc. (“Furniture Brands” or the “Company”) is to promote the interests of Furniture Brands and its stockholders by attracting, motivating, and retaining exceptional executive personnel who directly and substantially influence achievement of long-term corporate goals. Furniture Brands intends to accomplish these purposes by granting to such key employees long-term bonus awards of significant potential value related directly to measurable long-term Furniture Brands results.

This Plan is in addition to and assumes the existence of (i) a base salary which is competitive and equitable, (ii) an annual incentive bonus based on the achievement of short-range corporate goals, and (iii) an equity-based long-term incentive plan that aligns the interests of Furniture Brands management with the interests of the company’s stockholders. Total compensation resulting from the combination of these sources is intended to be competitive with total compensation for similar positions in industry.

As used in this Plan, “Furniture Brands” includes all subsidiaries and divisions of Furniture Brands, and any other entities in which Furniture Brands or one of its subsidiaries has a significant equity or other interest as determined by the Committee (as herein defined).

PARTICIPATION

Participants in the Plan (“Participants”) shall be those full time employees of Furniture Brands whom the Committee determines in its discretion to be key employees important to the long-term growth of Furniture Brands, which may, but need not, include individuals whom the Chief Executive Officer of Furniture Brands recommends to the Committee for participation in the Plan. Subject to the provisions of the Plan, at the start of each Performance Period (as herein defined) the Committee will identify which key employees will participate in the Plan during that Performance Period.

Participation in the Plan will begin on the first day of each Performance Period, however the Committee in its discretion may allow an individual who becomes eligible during a Performance Period to participate in the Plan. In such a case, the Participant’s degree of participation for such Performance Period shall be determined by the Committee in its discretion, but will generally be prorated based on the number of days of actual participation during such Performance Period. With respect to persons who have been determined to be “covered employees” within the meaning of Code Section 162(m)(3) at any time during such performance period (a “Covered Employee”), additional participation in the Plan during the performance period shall be permitted only in the event of an unusual circumstance, such as a new hire.

GRANTS OF AWARDS

An award under this Plan represents the right to receive future payment contingent on both continuation of service with Furniture Brands and the achievement of specified performance objectives (“Performance Measures”) that are established at the time of award. All awards will bear such terms and will be subject to such restrictions and conditions as the Committee shall determine, at or subsequent to grant, which restrictions and conditions need not be uniform for all Participants.

The Committee shall fix the Performance Period (“Performance Period”) at the time of each award, which Performance Period will be three years unless the Committee shall determine otherwise, but in any event not less than one year. At the start of each Performance Period (or as close thereto as administratively possible) the Committee shall, in its discretion, establish a target award incentive opportunity for each Participant, which may, but need not, be based on recommendations to the Committee by the Chief Executive Officer of Furniture Brands. Each target award amount will represent the amount of cash that can be earned by the Participant at the end of the Performance Period, based on the achievement of one hundred percent (100%) of the pre-established Performance Measures.

At the start of each Performance Period the Committee may establish a minimum bonus percentage with respect to the Performance Measures. The minimum percentage will be paid regardless of achievement below that level with respect to the Performance Measures. Each year the Committee will establish a maximum bonus percentage with respect to the Performance Measures. No amount greater than the maximum percentage will be paid with respect to any bonus notwithstanding performance greater than the maximum percentage. Anything herein to the contrary notwithstanding, the provisions with respect to minimum bonus as provided for in this paragraph shall not apply to the Chief Executive Officer or any of the “Named Executive Officers” as defined in the regulations of the Securities Exchange Act of 1934. For such individuals, no such minimum payment shall be guaranteed. The maximum award payable under the Plan to a Covered Employee shall not exceed either $6,000,000 or 100,000 Shares (as hereinafter defined) in any fiscal year, subject to adjustment (in the case of Shares), as hereinafter provided.

At the start of each Performance Period, the terms of any award under this Plan will be communicated to each Participant in writing. That writing shall describe the terms and conditions of each individual’s participation in the Plan for the relevant Performance Period and shall include, among other information, each Participant’s minimum, target and maximum incentive award opportunities along with the corresponding Performance Measures to be achieved.

ESTABLISHMENT OF TARGETS

At the start of each Performance Period (or as close thereto as administratively possible, but in any event, not later than 90 days after the commencement of the Performance Period) the Committee, in its discretion, shall establish one or more Performance Measures, which may, but need not, be based on recommendations to the Committee by the Chief Executive Officer. The Performance Measures shall be based upon Company financial goals and shall be weighted as determined by the Committee. Performance Measures will reflect key strategic goals and critical operating objectives over the Performance Period. Performance Measures need not be the same in respect of all Participants and may be established separately for Furniture Brands as a whole or for its subsidiaries or portions thereof.

The Performance Measures shall be based upon any objectively measurable operating criterion or combination of criteria, including but not limited to any one or more of the following: sales, pre-tax earnings, net earnings, earnings per share, earnings per share growth, stock price, market share, selling, general and administrative expenses, operating profit margin, gross profit margin, net profit margin, cash flow, debt reduction, return on equity, return on assets, return on net assets, return on invested capital, asset management, and total shareholder return. The Performance Measures may include or exclude specified items of an unusual, non-recurring or extraordinary nature. Performance Periods may overlap one another, and a Participant may simultaneously hold awards covering overlapping periods with different Performance Measures.

Performance Measures may be appropriately and equitably adjusted by the Committee for any change in Furniture Brands’ capital structure resulting from stock dividends, stock splits, spin-offs, combination or exchange of shares, reclassification, reorganization, merger, consolidation, recapitalization and similar matters affecting Furniture Brands’ capital structure. The determination of the Committee shall be final and conclusive in this regard.

PAYMENT OF AWARDS

The level of achievement of the Performance Measures at the end of the respective Performance Period shall determine the percentage of the target award amount to be paid. Participants shall receive a pay-out for that Performance Period based on the pre-established minimum, target, or maximum incentive award opportunities in relation to the level of achievement of pre-established Performance Measures. The Committee shall determine and certify in writing the level of achievement against Performance Measures, applying the accounting results as audited at the end of the Performance Period by Furniture Brands’ independent certified accountants.

Except as otherwise provided herein, in order to be entitled to receive any payment under this Plan, a Participant must be in the employ of Furniture Brands on the last day of the Performance Period and must have been continuously in the employ of Furniture Brands from the date of the award. In the event a Participant’s employment is terminated for cause or the Participant voluntarily terminates employment before the end of the Performance Period, all of the Participant’s awards then outstanding shall immediately be forfeited with no pay-out, along with associated rights thereto.

In the event a Participant’s employment is terminated during a Performance Period by reason of (i) death, (ii) disability, (iii) normal retirement, or (iv) involuntary termination by the company other than for cause, then in such event the Participant shall receive a prorated target incentive award for all outstanding awards. The amount of the award shall be determined by multiplying the Participant’s pre-established target award amount by a fraction, the numerator of which is the number of days of participation during the Performance Period through the date of employment termination, and the denominator of which is the number of days in the Performance Period. The prorated award shall be paid at the end of the Performance Period based on the Performance Measures achieved as of the end of the Performance Period.

For purposes of this Plan, “disability” means the incapacity to attend to and perform effectively one’s duties and responsibilities which continues for at least 26 weeks after its commencement, as determined by a physician selected by Furniture Brands. For purposes of this Plan, “cause” shall be determined by the Committee in good faith and shall be defined as the Participant’s willful misconduct, negligence in performing his or her duties, or the Participant’s criminal conviction of a felony. For purposes of this Plan, “normal retirement” means termination of employment at or after age 65.

Subject to the deferral provisions of this Plan, and subject to the terms of any award specifying that payment of the award is subject to specified vesting conditions after attainment of the Performance Measures, awards under the Plan will be paid by check as soon as practical after the audited close of the last fiscal year of a performance period, but in any event, no later than 2 ½ months after the end of such fiscal year, less appropriate withholdings. The Committee may, in its discretion, provide in any given award that the after-tax pay-out of that award will be paid, in whole or in part, in the form of full-value shares of Furniture Brands common stock (the “Shares”) based on the average of the high and low prices of the Shares on the New York Stock Exchange (or such other exchange or market on which the Shares may then be listed) on the last trading day of the performance period; provided, that the maximum number of Shares that may be issued under this Plan shall be one million shares (subject to adjustment as hereinafter provided); provided further, that such Shares may be authorized and unissued shares, issued shares held as treasury shares or shares purchased on the open market.

The number of Shares issuable under this Plan (and the maximum number of Shares issuable to a Covered Employee in any fiscal year) shall be appropriately and equitably adjusted by the Committee for any change in Furniture Brands’ capital structure resulting from stock dividends, stock splits, spin-offs, combination or exchange of shares, reclassification, reorganization, merger, consolidation, recapitalization and similar matters affecting Furniture Brands’ capital structure. The determination of the Committee shall be final and conclusive in this regard.

The Committee may permit Participants to elect to defer the settlement of any awards under this Plan in cash under such rules and procedures as it may establish under a separate deferred compensation plan.

ADMINISTRATION

The Plan shall be administered by the Executive Compensation and Stock Option Committee (the “Committee”) of the Board of Directors (the “Board”) of Furniture Brands, or such other committee as the Board may determine, provided that the committee shall consist of two or more members who are “Non-Employee Directors” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and who are “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to determine the individuals to whom and the times at which awards shall be made under the Plan, the amount of each award, and the terms and provisions of each award. In making such determinations the Committee may take into account any factors that the Committee shall deem relevant. Subject to the express provisions of the Plan, the Committee shall also have plenary authority to interpret the Plan, to prescribe, amend and rescind rules relating to it, and to make all other determinations which the Committee believes necessary or advisable for the proper administration of the Plan. The Committee’s determinations on matters relating to the Plan shall be final and conclusive on Furniture Brands and all Participants. No member of the Committee shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of the Plan unless attributable to willful misconduct or lack of good faith.

All designations of participation, target award amounts, Performance Measures, minimum or maximum percentages, and certifications of performance shall be in writing. The Committee may in its discretion change the Participants and target award amounts, provided, however, that the Committee shall, within the first 90 days of any performance period established under the Plan, set forth in writing a final approved list of Participants and target award amounts with respect to any such performance period. Such final list of Participants and target award amounts may not thereafter be modified except as provided in this Plan, and in no event may the amount of compensation payable under an award be increased upon attainment of the Performance Measures. A writing signed by all members of the Committee shall constitute the act of the Committee without the necessity, in such event, to hold a meeting. The Committee may delegate the authority, subject to such terms as the Committee shall determine, to perform administrative functions under the Plan.

CHANGE IN CONTROL

Any provision herein to the contrary notwithstanding, in the event of a Change of Control (as defined below) the target award amount of all awards granted prior to such Change of Control shall become immediately payable in full as if the specified performance periods had elapsed and the performance objectives relating thereto had been fully achieved. “Change of Control’” as used in this Plan shall mean:

(a)

The purchase or other acquisition (other than from Furniture Brands) by any person, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the 1934 Act (excluding, for this purpose, Furniture Brands or its subsidiaries or any employee benefit plan of Furniture Brands or its subsidiaries), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of 25% or more of either the then-outstanding Shares or the combined voting power of Furniture Brands’ then-outstanding voting securities entitled to vote generally in the election of directors; or

(b)

Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person who becomes a director subsequent to the Effective Date whose election or nomination for election by Furniture Brands’ stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of Furniture Brands) shall be considered as though such person were a member of the Incumbent Board; or

(c)

Approval by the stockholders of Furniture Brands of (i) a reorganization, merger, or consolidation, in each case with respect to which persons who were the stockholders of Furniture Brands immediately prior to such reorganization, merger or consolidation would not immediately thereafter own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated corporation’s then-outstanding voting securities, or (ii) a liquidation or dissolution of Furniture Brands or (iii) the sale of all or substantially all of Furniture Brands’ assets.

MISCELLANEOUS PROVISIONS

No Contract of Employment. No person shall have any claim or right to receive an award under the Plan, and nothing in the Plan or in any award made pursuant to the Plan shall alter the terms of any Participant’s employment or confer on any Participant any right to continue in the employ of Furniture Brands or interfere in any way with the right of Furniture Brands to terminate his or her employment at any time.

Rights As Stockholder. A Participant shall have no right as a stockholder with respect to any Shares issuable pursuant to an award until the date the Participant becomes the holder of record.

Compliance With Applicable Legal Requirements. The Company shall not be required to issue or deliver a certificate for Shares distributable pursuant to this Plan unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Securities Exchange Act of 1934 and the requirements of the exchanges, if any, on which the Shares may, at the time, be listed.

Assignment and Transfer. With the exception of transfer by will or by the laws of descent and distribution, rights under the Plan may not be transferred or assigned.

Beneficiary Designation. Each Participant shall be entitled to designate a beneficiary or beneficiaries who, following the Participant’s death, will be entitled to receive any amounts that otherwise would have been paid to the Participant under the Plan. In the event the Participant does not designate a beneficiary or if for any reason such designation is ineffective, the amounts that otherwise would have been paid to the Participant shall be paid to the Participant’s spouse (if he/she survives the Participant) or, if not, to the Participant’s surviving children or, if none, to the Participant’s estate.

Taxes. At the time of payment of any award under this Plan, the Participant shall be responsible for any and all federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Furniture Brands shall have the right at the time of payment to deduct such amounts to satisfy Furniture Brands’ obligation to withhold for federal, state and local taxes on such payment.

Section 162(m) Compliance. Any awards under this Plan are intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and shall be paid solely on account of the attainment of one or more pre-established, objective performance goals within the meaning of Section 162(m). If any provision of this Plan does not comply with the requirements of Section 162(m) of the Code as then applicable to any employee, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such employee.

Separability of Provisions. With respect to Participants subject to Section 16 of the 1934 Act, this Plan and transactions under the Plan are intended to comply with all applicable provisions of Rule 16b-3 under the 1934 Act or its successors. To the extent any provision of the Plan or action of the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee, and the validity, legality and enforceability of the remaining provisions of the Plan shall not be in any way affected or impaired thereby. To the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws so as to foster the intent of the Plan.

Foreign Participation. The Committee may provide for such special terms for awards to Participants who are foreign nationals, or who are employed by Furniture Brands outside the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom.

Amendment and Termination of Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of stockholders or Participants, except as is required by any federal or state law or regulation or the rules of any stock exchange on which the Shares are listed, or if the Board in its discretion determines that obtaining such stockholder approval is for any reason advisable, provided, however, that (i) without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may impair the rights of such Participant under any award theretofore granted to such Participant, and (ii) the Plan may not be amended without the consent of the stockholders of a majority of the Shares then outstanding to (a) materially modify the requirements as to eligibility for participation in the Plan, (b) change the specified performance objectives for payment of awards, (c) increase the maximum award, (d) withdraw administration of the Plan from the Committee, or (e) extend the period during which awards may be granted.

Governing Law. To the extent that federal laws do not otherwise control, the Plan shall be construed, administered and governed in all respects under and by the applicable internal laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

EFFECTIVE DATE; TERM

The Plan will become effective upon adoption by the Board of Directors of Furniture Brands on January 27, 2005 (the “Effective Date”), subject to approval of the Plan by the stockholders of Furniture Brands within twelve (12) months of such date. Awards under the Plan may be made before such stockholder approval but may not be payable before such approval, and if such approval is not obtained, this Plan and such awards shall be void and of no force or effect.

The Plan shall terminate ten (10) years after the Effective Date, and no awards shall be made under the Plan after the expiration of such ten-year period. During the term of the Plan, awards may be made with terms, conditions or restrictions extending beyond the end of the term of the Plan. Conditions and restrictions in respect of awards made under the Plan during the term of the Plan shall continue in effect after the termination of the Plan until they shall be satisfied or forfeited in accordance with their terms.

ANNUAL MEETING OF STOCKHOLDERS OF

FURNITURE BRANDS INTERNATIONAL, INC.

April 28, 2005

Please date, sign and mail your proxy card in the	COMPANY NUMBER
envelope provided as soon as possible.
ACCOUNT NUMBER

Please detach and mail in the envelope provided

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.   PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   [X]

I.     Election of Directors:

[ ] FOR ALL NOMINEES	NOMINEES:
	[ ] K. B. Bell	II.	Proposal to adopt the Furniture Brands International, Inc. 2005 Long-Term
	[ ] J. T. Foy		Performance Bonus Plan.
[ ] WITHHOLD AUTHORITY	[ ] W. G. Holliman		[ ] FOR [ ] AGAINST [ ] ABSTAIN
FOR ALL NOMINEES	[ ] J. R. Jordan, Jr.
[ ] D. E. Lasater
[ ] L. M. Liberman
[ ] FOR ALL EXCEPT	[ ] R. B. Loynd	III.	Proposal to adopt the Furniture Brands International, Inc. Amended and
(See instructions below)	[ ] B. L. Martin		Restated Restricted Stock Plan for Outside Directors.
	[ ] A. B. Patterson		[ ] FOR [ ] AGAINST [ ] ABSTAIN
[ ] A. E. Suter

		IV.	Proposal to re-adopt the Furniture Brands Executive Incentive Plan.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

		V.	Proposal to ratify the selection of independent registered auditors.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

		VI.	In their discretion, upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote FOR Items I, II, III, IV and V.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: [X]

To change the address on your account, please check the box
at right and indicate your new address in the address space
above. Please note that changes to the registered name(s)
on the account may not be submitted via this method. [ ]

Signature of Stockholder	Date:	Signature of Stockholder	Date:

NOTE:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

FURNITURE BRANDS INTERNATIONAL, INC.

PROXY FOR 2005 ANNUAL MEETING OF STOCKHOLDERS
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints R.B. Loynd, W.G. Holliman and L. Chipperfield, and each of them, with power of substitution, proxy or proxies to represent the undersigned, and to vote all shares of Common Stock the undersigned would be entitled to vote, at the Annual Meeting of Stockholders of Furniture Brands International, Inc. to be held on April 28, 2005, and at any adjournment thereof, upon the items set forth in the proxy statement for the meeting and identified below.

(Continued and to be signed on the reverse side)